GAMCO Global Series Funds, Inc.
                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
                          THE GAMCO GLOBAL GROWTH FUND
                        THE GAMCO GLOBAL OPPORTUNITY FUND
                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value per share may be obtained daily
                     by calling 800-GABELLI after 6:00 p.m.)

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                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.

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                                TABLE OF CONTENTS

INVESTMENT AND PERFORMANCE SUMMARY .......................................    2

INVESTMENT AND RISK INFORMATION ..........................................   14

MANAGEMENT OF THE FUNDS ..................................................   17

PURCHASE OF SHARES .......................................................   19

REDEMPTION OF SHARES .....................................................   21

EXCHANGE OF SHARES .......................................................   24

PRICING OF FUND SHARES ...................................................   25

DIVIDENDS AND DISTRIBUTIONS ..............................................   26

TAX INFORMATION ..........................................................   26

MAILINGS TO SHAREHOLDERS .................................................   26

FINANCIAL HIGHLIGHTS .....................................................   27

GAMCO GLOBAL SERIES FUNDS, INC.

THE GAMCO GLOBAL  TELECOMMUNICATIONS FUND
THE GAMCO GLOBAL GROWTH FUND
THE GAMCO GLOBAL OPPORTUNITY FUND
THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND

CLASS AAA SHARES

PROSPECTUS


APRIL 29, 2008


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                       INVESTMENT AND PERFORMANCE SUMMARY

GAMCO Global Series Funds, Inc. (the "Company") currently offers the following four separate investment portfolios (each a "Fund" and collectively, the "Funds"):

      o     The   GAMCO    Global    Telecommunications    Fund   (the   "Global
            Telecommunications Fund")

      o     The GAMCO Global Growth Fund (the "Global Growth Fund")

      o     The GAMCO Global Opportunity Fund (the "Global Opportunity Fund")

      o     The  GAMCO   Global   Convertible   Securities   Fund  (the  "Global
            Convertible Securities Fund")

Each Fund is advised by Gabelli Funds, LLC (the "Adviser"). Each Fund's investment objective cannot be changed without shareholder approval.

                         GLOBAL TELECOMMUNICATIONS FUND

INVESTMENT OBJECTIVE:

The Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund will invest at least 80% of its net assets in common stocks of companies in the telecommunications industry which the Adviser's portfolio management team for the Fund believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. The Fund may invest without limitation in securities of foreign issuers and will invest in securities of issuers located in at least three countries. In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

The telecommunications companies in which the Fund may invest are engaged in the following products or services: regular telephone service throughout the world; wireless communications services and equipment, including cellular telephone, microwave, and satellite communications, paging, and other emerging wireless technologies; equipment and services for both data and voice transmission, including computer hardware and software; electronic components and communications equipment; video conferencing; electronic mail; local and wide area networking, and linkage of data and word processing systems; publishing and information systems; video text and teletext; emerging technologies combining television, telephone, and computer systems; broadcasting, including television and radio via VHF, UHF, satellite, and microwave transmission, and cable television.


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2

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PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund also may underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in fewer issuers than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in net asset value per share ("NAV") than funds which invest in a broad range of issuers. In addition, the Fund concentrates its investments in the telecommunications industry which is subject to governmental regulation and a greater price volatility than the overall market and sells products and services that may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition, and strong market reactions to technological development.

Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling, and holding foreign securities may be greater than for U.S. securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.

WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through Gabelli & Company, Inc., the Funds' distributor (the "Distributor"), or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you are a long-term investor

      o     you seek growth of capital

      o     you seek to diversify your investments outside the U.S.

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you are seeking a high level of current income

      o     you are conservative in your investment approach

      o     you seek stability of principal more than growth of capital

PERFORMANCE:


The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of distributions.



--------------------------------------------------------------------------------
                                                                               3

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                         GLOBAL TELECOMMUNICATIONS FUND
                       (FOR THE PERIODS ENDED DECEMBER 31)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     1998   1999    2000    2001   2002   2003   2004   2005   2006   2007
     ----------------------------------------------------------------------
     34.8%  80.3%  -24.1% -20.7%  -29.6%  42.7%  23.4%   2.8%  28.9%  18.3%


During the periods shown in the bar chart, the highest return for a quarter was 31.0% (quarter ended December 31, 1999) and the lowest return for a quarter was (21.9)% (quarter ended June 30, 2002).

               AVERAGE ANNUAL TOTAL RETURNS                            PAST        PAST        PAST
         (FOR THE PERIODS ENDED DECEMBER 31, 2007)                   ONE YEAR   FIVE YEARS   TEN YEARS
------------------------------------------------------------------   --------   ----------   ---------
Global Telecommunications Fund Class AAA Shares:
   Return Before Taxes ...........................................    18.30%      22.53%      11.01%
   Return After Taxes on Distributions ...........................    18.15%      22.42%      10.07%
   Return After Taxes on Distributions
      and Sale of Fund Shares ....................................    12.11%      20.07%       9.34%
MSCI AC World Free Index* ........................................    12.18%      18.80%       7.94%
MSCI AC World Telecommunication Services Index** .................    28.23%      20.10%        N/A***


----------
* The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is a widely recognized, unmanaged stock index composed of equity securities in developed and emerging market countries. The index figures do not reflect any deduction for fees, expenses, or taxes.

** The MSCI AC World Telecommunication Services Index is an unmanaged stock index composed of global telecommunications securities stock market performance. The index figures do not reflect any deduction for fees, expenses, or taxes.

*** Information for the MSCI AC World Telecommunication Services Index is not available with dividends prior to August 2001.

      You cannot invest directly in the MSCI AC World Free Index or the MSCI AC World Telecommunication Services Index.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use a capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs").



--------------------------------------------------------------------------------
4

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FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.


SHAREHOLDER FEES (fees paid directly from your investment):
Redemption Fees
   (as a percentage of amount redeemed for shares held 7 days or less) payable
   to the Fund .......................................................................   2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees ......................................................................   1.00%
Distribution (Rule 12b-1) Expenses ...................................................   0.25%
Other Expenses .......................................................................   0.25%
                                                                                         ----

Total Annual Fund Operating Expenses .................................................   1.50%
                                                                                         ====


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                   ------     -------     -------     --------
                   $  153     $   474     $   818     $  1,791


                               GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE:

The Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks of companies involved in the global marketplace. The Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. The Fund may invest without limitation in securities of foreign issuers and will invest in securities of issuers located in at least three countries. To achieve the Fund's primary objective of capital appreciation, the Adviser's portfolio management team for the Fund employs a disciplined investment program focusing on the globalization and interactivity of the world's market place. The Fund invests in companies at the forefront of accelerated growth.

The Fund invests primarily in equity securities of domestic and foreign issuers that are deemed to offer an attractive level of long-term growth in revenues and earnings. In addition to growth rates, stock valuation levels are important in the stock selection process as the Fund seeks stocks that are attractively priced relative to their projected growth rates. The Fund seeks to build a portfolio diversified by geographic region, industry sectors and individual issues within industry sectors. The Fund invests primarily in developed markets but may invest in emerging markets as well. The Fund invests in companies with a wide range in market capitalizations, from small to large.


--------------------------------------------------------------------------------
                                                                               5

--------------------------------------------------------------------------------

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund also may underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in fewer issuers than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in NAV than funds which invest in a broad range of issuers. In addition, the Fund may invest in specific industries which are subject to governmental regulation, have a greater price volatility than the overall market, or sell products and services that may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition, and strong market reactions to technological development. Many countries also impose various types of ownership restrictions on investments both in mass media companies, such as broadcasters and cable operators, as well as in common carrier companies, such as the providers of local telephone service and cellular radio.

Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling, and holding foreign securities may be greater than for U.S. securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.

WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through the Distributor or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

     o    you are a long-term investor

     o    you seek growth of capital

     o    you seek to diversify your investments outside the U.S.

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

     o    you are seeking a high level of current income

     o    you are conservative in your investment approach

     o    you seek stability of principal more than growth of capital

PERFORMANCE:


The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of distributions.



--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------

                               GLOBAL GROWTH FUND
                       (FOR THE PERIODS ENDED DECEMBER 31)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

  1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
  -----------------------------------------------------------------------------
  28.9%  116.1%  -37.5%  -24.1%  -24.8%   41.4%    9.4%   13.7%   12.5%  17.7%


During the periods shown in the bar chart, the highest return for a quarter was 47.4% (quarter ended December 31, 1999) and the lowest return for a quarter was (23.8)% (quarter ended September 30, 2001).

        AVERAGE ANNUAL TOTAL RETURNS                 PAST        PAST        PAST
   (FOR THE PERIODS ENDED DECEMBER 31, 2007)       ONE YEAR   FIVE YEARS   TEN YEARS
------------------------------------------------   --------   ----------   ---------
Global Growth Fund Class AAA Shares:
   Return Before Taxes .........................    17.67%      18.43%       8.75%
   Return After Taxes on Distributions .........    17.61%      18.41%       8.27%
   Return After Taxes on Distributions
      and Sale of Fund Shares ..................    11.56%      16.33%       7.54%
MSCI AC World Free Index* ......................    12.18%      18.80%       7.94%
Lipper Global Multi-Cap Core Fund Average** ....     9.24%      16.11%       7.20%


----------
* The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is a widely recognized, unmanaged stock index composed of equity securities in developed and emerging market countries. The index figures do not reflect any deduction for fees, expenses, or taxes.

** The Lipper Global Multi-Cap Core Fund Average reflects the average performance of mutual funds classified in this particular category as tracked by Lipper Inc. You cannot invest directly in the MSCI AC World Free Index or the Lipper Global Multi-Cap Core Fund Average.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use a capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.



--------------------------------------------------------------------------------
                                                                               7

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.


SHAREHOLDER FEES (fees paid directly from your investment):
Redemption Fees
   (as a percentage of amount redeemed for shares held
   7 days or less) payable to the Fund .................................   2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
   Fund assets):
Management Fees ........................................................   1.00%
Distribution (Rule 12b-1) Expenses .....................................   0.25%
Other Expenses .........................................................   0.49%
Acquired Fund Fees and Expenses* .......................................   0.02%
                                                                           -----

Total Annual Fund Operating Expenses ...................................   1.76%
                                                                           =====

* Acquired Fund Fees and Expenses ("AFFE") represent the pro rata expenses indirectly incurred by the Fund as a result of investing in other mutual funds that have their own expenses. AFFE are note used to calculate the Fund's net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the "Financial Highlights" section of the Prospectus. Without AFFE, the Total Annual Fund Operating Expenses for the Fund would have been 1.74%.


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  ------   -------   -------   --------
                  $  179   $   554   $   954   $  2,073


                             GLOBAL OPPORTUNITY FUND

INVESTMENT OBJECTIVE:

The Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks of companies which the Adviser's portfolio management team for the Fund believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued.

The Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. The Fund may invest without limitation in securities of foreign issuers and will invest in securities of issuers located in at least three countries.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund may also underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in fewer issuers than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in NAV than funds which invest in a broad range of issuers.


--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------

Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling, and holding foreign securities may be greater than for U.S. securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.

WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through the Distributor or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you are a long-term investor

      o     you seek growth of capital

      o     you seek to diversify your investments outside the U.S.

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you are seeking a high level of current income

      o     you are conservative in your investment approach

      o     you seek stability of principal more than growth of capital

PERFORMANCE:


The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five years, and the life of the Fund compare with those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of distributions.



--------------------------------------------------------------------------------
                                                                               9

--------------------------------------------------------------------------------

                            GLOBAL OPPORTUNITY FUND
                      (FOR THE PERIODS ENDED DECEMBER 31)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     1999     2000    2001    2002    2003    2004    2005    2006    2007
     ---------------------------------------------------------------------
     79.2%   -13.5%  -28.9%  -11.5%   37.4%   14.0%   15.1%   14.5%   13.6%


During the periods shown in the bar chart, the highest return for a quarter was 38.9% (quarter ended December 31, 1999) and the lowest return for a quarter was (22.6)% (quarter ended September 30, 2001).

           AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE PERIODS ENDED DECEMBER 31, 2007)          PAST ONE YEAR   PAST FIVE YEARS   SINCE MAY 11, 1998*
-----------------------------------------------------   -------------   ---------------   -------------------
Global Opportunity Fund Class AAA Shares:
   Return Before Taxes ..............................       13.62%          18.61%            10.06%
   Return After Taxes on Distributions** ............       13.63%          18.61%             9.32%
   Return After Taxes on Distributions
      and Sale of Fund Shares .......................        9.08%          16.53%             8.47%
MSCI AC World Free Index*** .........................       12.18%          18.80%             6.67%*****
Lipper Global Multi-Cap Growth Fund Average**** .....        9.24%          16.11%             7.34%

----------

* From May 11, 1998, the date that the Fund's Class AAA Shares commenced investment operations.

** Increase in the Return After Taxes on Distributions over the Return Before Taxes is due to the Fund's foreign tax credits that were passed through to the shareholders.

*** The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is a widely recognized, unmanaged stock index composed of equity securities in developed and emerging market countries. The index figures do not reflect any deduction for fees, expenses, or taxes.

**** The Lipper Global Multi-Cap Growth Fund Average represents the average performance of mutual funds classified in the particular category as tracked by Lipper Inc.

***** From April 30, 1998, the date closest to the Fund's inception for which data is available.

         You cannot invest directly in the MSCI AC World Free Index or the Lipper Global Multi-Cap Growth Fund Average.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use a capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.



--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.


SHAREHOLDER FEES (fees paid directly from your investment):
Redemption Fees
   (as a percentage of amount redeemed for shares held
   7 days or less) payable to the Fund .................................   2.00%
ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets):
Management Fees ........................................................   1.00%
Distribution (Rule 12b-1) Expenses .....................................   0.25%
Other Expenses .........................................................   0.71%
                                                                           -----
Total Annual Fund Operating Expenses(1) ................................   1.96%
                                                                           =====

----------
(1) Effective January 1, 2008, the Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes and extraordinary expenses) at no more than 2.00% for Class AAA Shares. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent that after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed 2.00% on an annualized basis for the Class AAA Shares.


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  ------   -------   -------   --------
                  $  199   $   615   $ 1,057   $  2,285


                       GLOBAL CONVERTIBLE SECURITIES FUND

INVESTMENT OBJECTIVE:

The Fund seeks to provide investors with a high level of total return through a combination of current income and appreciation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund will invest at least 80% of its net assets in convertible securities. Convertible securities are bonds, debentures, corporate notes, preferred stocks, and other similar securities which are convertible or exchangeable for common stock within a particular time period at a specified price or formula, of foreign and domestic companies. The Adviser believes that certain characteristics of convertible securities make them appropriate investments for a fund seeking a high level of total return on its assets. These characteristics include: the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from preferred dividend or interest payments as compared to common stock dividends, and the decreased risk of decline in value relative to common stock due to the fixed income nature of convertible securities. The Fund may invest without limit in securities that are not considered investment grade and that accordingly have greater risk of loss of principal and interest.


--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Preferred stock and debt securities convertible into or exchangeable for common or preferred stock also are subject to interest rate risk and/or credit risk. When interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. In addition, the Fund may invest in lower credit quality securities which may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund may also underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in fewer issuers than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in NAV than funds which invest in a broad range of issuers. Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling, and holding foreign securities may be greater than for U.S. securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.

WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through the Distributor or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

     o    you are a long-term investor

     o    you seek growth of capital

     o    you seek to diversify your investments outside the U.S.

     o    you are seeking monthly distributions

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

     o    you are conservative in your investment approach

     o    you seek stability of principal more than growth of capital


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------

PERFORMANCE:


The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of distributions.


                       GLOBAL CONVERTIBLE SECURITIES FUND
                       (FOR THE PERIODS ENDED DECEMBER 31)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 1998   1999     2000    2001    2002    2003    2004    2005   2006      2007
--------------------------------------------------------------------------------
  8.6%  51.1%   -14.0%  -13.2%   -4.9%   21.5%   11.7%   8.0%    8.4%     2.1%


During the periods shown in the bar chart, the highest return for a quarter was 20.3% (quarter ended December 31, 1999) and the lowest return for a quarter was (13.0)% (quarter ended September 30, 2001).

              AVERAGE ANNUAL TOTAL RETURNS                     PAST         PAST        PAST
        (FOR THE PERIODS ENDED DECEMBER 31, 2007)            ONE YEAR    FIVE YEARS   TEN YEARS
----------------------------------------------------------   --------    ----------   ----------
Global Convertible Securities Fund Class AAA Shares:
   Return Before Taxes ...................................       2.08%        10.14%       6.57%
   Return After Taxes on Distributions ...................      (0.14)%        8.00%       4.88%
   Return After Taxes on Distributions
      and Sale of Fund Shares ............................       3.59%         8.25%       5.11%
MSCI World Free Index* ...................................       9.04%        16.96%       6.99%
UBS Global Convertible Index** ...........................      11.26%        12.28%       9.37%
Merrill Lynch Global 300 Convertible Index*** ............       9.80%        10.79%       7.67%


----------
* The Morgan Stanley Capital International (MSCI) World Free Index is a widely recognized, unmanaged stock index composed of equity securities in developed countries. The index figures do not reflect any deduction for fees, expenses or taxes.

** The UBS Global Convertible Index is an unmanaged index composed of global convertible securities. The index figures do not reflect any deduction for fees, expenses, or taxes.

*** The Merrill Lynch Global 300 Convertible Index is an unmanaged indicator of investment performance.

      You cannot invest directly in the MSCI World Free Index, the UBS Global Convertible Index, or the Merrill Lynch Global 300 Convertible Index.


--------------------------------------------------------------------------------
                                                                              13

--------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use a capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.


SHAREHOLDER FEES (fees paid directly from your investment):
Redemption Fees
   (as a percentage of amount redeemed for shares held 7 days or less) payable
   to the Fund .....................................................................    2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees ....................................................................    1.00%
Distribution (Rule 12b-1) Expenses .................................................    0.25%
Other Expenses .....................................................................    1.21%
                                                                                        ----
Total Annual Fund Operating Expenses ...............................................    2.46%
                                                                                        ====

The Adviser has a voluntary fee waiver that may be revoked at any time at the discretion of the Adviser. Under this voluntary fee waiver, the Adviser has agreed to waive its investment advisory fees to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00% for Class AAA Shares. The fee waiver and Total Annual Fund Operating Expenses are:

Fee Waiver and/or Expense Reimbursement ...............................    0.34%
                                                                           ----
Total Annual Fund Operating Expenses After Fee Waiver .................    2.12%
                                                                           ====


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


          1 YEAR       3 YEARS      5 YEARS       10 YEARS
          ------       -------      -------       --------
          $  249       $   767      $ 1,311       $  2,796


                         INVESTMENT AND RISK INFORMATION


Each Fund invests primarily in common stocks (or, in the case of the Global Convertible Securities Fund, in securities convertible into common stock) of companies which the Funds' portfolio management teams believe are likely to have rapid growth in revenues and earnings and the potential for above average capital appreciation. The Adviser invests in companies whose stocks are selling at a significant discount to their "private market value". Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this private market value may exist.



--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------

Undervaluation of a company's stock can result from a variety of factors, such as a lack of investor recognition of:

      o     the underlying value of a company's fixed assets,

      o     the value of a consumer or commercial franchise,

      o changes in the economic or financial environment affecting the company,

      o     new, improved, or unique products or services,

      o     new or rapidly expanding markets,

      o technological developments or advancements affecting the company or its products, or

      o     changes  in  governmental   regulations,   political   climate,   or
            competitive conditions.

The actual events that may lead to a significant increase in the value of a company's securities include:

      o     a change  in the  company's  management  policies,

      o     an investor's purchase of a large portion of the company's stock,

      o     a merger or reorganization or recapitalization of the company,

      o     a sale of a division of the company,

      o     a tender offer (an offer to purchase investors' shares),

      o the spin-off to shareholders of a subsidiary, division, or other substantial assets, or

      o     the   retirement  or  death  of  a  senior  officer  or  substantial shareholder of the company.

In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics, and the perceived strength of its management.

The investment policy of each of the Global Telecommunications Fund and the Global Convertible Securities Fund relating to the type of securities in which 80% of the Fund's net assets must be invested may be changed by the Board of Directors (the "Board") without shareholder approval. Shareholders will, however, receive at least 60 days' notice prior to any change in this policy.

The Funds may also use the following investment techniques:

      o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, each Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include fixed income securities, money market instruments, obligations of the U.S. government and its agencies, and instrumentalities, or repurchase agreements. When following a defensive strategy, a Fund will be less likely to achieve its investment goal.

Investing in the Funds involves the following risks:

      o EQUITY RISK. The principal risk of investing in the Funds is equity risk. Equity risk is the risk that the prices of the securities held by the Funds will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

      o FUND AND MANAGEMENT RISK. If a portfolio management team's judgment in selecting securities is incorrect or if the market segment in which a Fund invests has poor performance or falls out of favor with investors, a Fund could underperform the stock market or its peers. A Fund could also fail to meet its investment objective. If the portfolio management team's assessment of the values of the securities a Fund holds is incorrect, or no event occurs which surfaces value, then the value of that Fund's shares may decline.

      o NON-DIVERSIFICATION RISK. Each Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of fewer issuers to a greater extent than a diversified investment company. Because each Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will


--------------------------------------------------------------------------------
                                                                              15

--------------------------------------------------------------------------------

            have a greater impact on the Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Funds may buy.

      o INDUSTRY CONCENTRATION RISK. GLOBAL TELECOMMUNICATIONS FUND ONLY -- The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market and the products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Certain companies in the U.S., for example, are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered. Such companies are becoming subject to increasing levels of competition. As a result, stocks of these companies may be subject to greater price volatility.

      o INDUSTRY RISK. Certain industries in which the Funds may invest are subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry.

            Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short-term impact on revenues, profits, and share valuations.

            Certain of the companies in which the Funds may invest allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Funds invest may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

      o LOW CREDIT QUALITY RISK. GLOBAL CONVERTIBLE SECURITIES FUND ONLY -- Because many convertible securities are rated below investment grade, the Fund may invest without limit in securities rated lower than "BBB" by Standard & Poor's Rating Services ("S&P") or "Caa" or lower by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, are of comparable quality as determined by the Adviser. These securities and securities rated "BB" or lower by S&P or "Ba" or lower by Moody's may include securities of issuers in default. Such securities are considered by the rating agencies to be predominantly speculative and may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity resulting in the possibility that prices realized upon the sale of such securities will be less than the prices used in calculating the Fund's NAV.

      o CONVERTIBLE SECURITIES AND CREDIT RISK. GLOBAL CONVERTIBLE SECURITIES FUND ONLY -- The characteristics of convertible securities make them appropriate investments for investors who seek a high level of total return with the addition of credit risk. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends, and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level which causes it to sell at a discount. Any common stock or other equity security received by conversion will not be included in the calculation of the percentage of total assets invested in convertible securities.


--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------

      o PORTFOLIO TURNOVER RISK. The investment policies of the Funds may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Funds' expenses which could negatively affect the Funds' performance.

      o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

                  o These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

                  o Enforcing legal rights may be difficult, costly, and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

                  o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

                  o Foreign markets may be less liquid and more volatile than U.S. markets.

                  o Foreign securities often trade in currencies other than the U.S. dollar, and the Funds may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Funds' NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the
                        Funds to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Funds' foreign currency holdings.

                  o Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Each Fund's investments in the securities of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

PORTFOLIO HOLDINGS. A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' Statement of Additional Information ("SAI"), which may be obtained by calling 800-GABELLI (800-422-3554), your broker, or free of charge through the Adviser's website at www.gabelli.com.

                             MANAGEMENT OF THE FUNDS

THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment programs and manages the Funds' operations under the general supervision of the Funds' Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New


--------------------------------------------------------------------------------
                                                                              17

--------------------------------------------------------------------------------

York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, the Adviser is entitled to an advisory fee, computed daily and payable monthly, at the annual rates set forth below:


                                              ANNUAL ADVISORY FEE -               ADVISORY FEE PAID FOR
                                                CONTRACTUAL RATE               FISCAL YEAR ENDED 12/31/07
                                        (AS A PERCENTAGE OF AVERAGE DAILY   (AS A PERCENTAGE OF AVERAGE DAILY
           FUND                                     NET ASSETS)                         NET ASSETS)
-------------------------------------   ---------------------------------   ---------------------------------
Global Telecommunications Fund                        1.00%                               1.00%
Global Growth Fund                                    1.00%                               1.00%
Global Opportunity Fund                               1.00%                               1.00%
Global Convertible Securities Fund                    1.00%                               0.66%*


----------
*     After reimbursement of expenses to the Fund.


With respect to the Global Opportunity Fund, effective January 1, 2008, the Adviser has contractually agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00% for Class AAA Shares. With respect to the Global Convertible Securities Fund, the Adviser has voluntarily agreed to waive its investment advisory fee to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00% for Class AAA Shares. This fee waiver arrangement may be increased or decreased at any time.


In addition, during the two year period following any waiver or reimbursement by the Adviser, the Global Opportunity Fund has agreed to repay such amount to the extent that after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed 2.00% on an annualized basis for Class AAA Shares.


The Funds' annual reports to shareholders for the period ended December 31, 2007 contain a discussion of the basis of the Board's determinations to continue the investment advisory agreements as described above.

REGULATORY MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the Securities and Exchange Commission ("SEC") to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the Investment Company Act of 1940, as amended ("1940 Act") and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant, and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above-referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the investment advisory agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the investment advisory agreement.



THE PORTFOLIO MANAGERS


GLOBAL TELECOMMUNICATIONS FUND Mario J. Gabelli, CFA is primarily responsible for the day-to-day investment management of the Global Telecommunications Fund. Mr. Gabelli is Chairman and Chief Executive Officer of the Adviser's parent company GAMCO Investors, Inc. Evan Miller, CFA, and Sergey Dluzhevskiy, CPA are on the Global Telecommunications Fund's team and provide research and investment recommendations for the consideration of Mr. Gabelli. Mr. Miller has been an Associate Portfolio Manager and research analyst with the Adviser since 2002. Mr. Dluzhevskiy has been an Associate Portfolio Manager since May 2006 and a research analyst with the Adviser since 2005. Prior to 2005, Mr. Dluzhevskiy was a senior accountant at Deloitte & Touche (1999-2003). Mr. Dluzhevskiy attended the Wharton School, University of Pennsylvania (2003-2005) where he received his MBA in Finance and Accounting.

GLOBAL CONVERTIBLE SECURITIES FUND The day-to-day investment management of the Global Convertible Securities Fund is performed by a team of portfolio managers comprised of Joshua Fenton, Wayne C. Plewniak, and Mario J. Gabelli. Mr. Fenton has been the Director of Buy Side Research for GAMCO Asset Management Inc. since 2001 and is a co-portfolio manager of the Gabelli Global Gold, Natural Resources and Income Trust. Mr. Plewniak has been Managing Director and Head of Gabelli Fixed Income since 2006. Mr. Plewniak was formerly with Lehman Brothers/Neuberger Berman where he served as Managing Director and Senior Portfolio Manager of the firm's High Yield business, following its acquisition from Lipper & Company in 2002. Plewniak has an MBA in Finance and International Business from Georgetown University and a B.S. in Industrial Engineering from the Rochester Institute of Technology.


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GLOBAL OPPORTUNITY FUND Caesar Bryan is primarily responsible for the day-to-day investment management of the Global Opportunity Fund. Mr. Bryan is the portfolio manager of the GAMCO Gold Fund and GAMCO International Growth Fund, a Co-Portfolio Manager of the Gabelli Global Gold, Natural Resources and Income Trust, and a Senior Vice President of GAMCO Investors, Inc. since 1994. Kevin Dreyer and Anthony Fritz, CFA are on the Global Opportunity Fund's team and provide research and investment recommendations for the consideration of Mr. Bryan. Mr. Dreyer has been an Associate Portfolio Manager since May 2006. Prior to May 2006, Mr. Dreyer was a research analyst with the Adviser since 2005. Before joining the Adviser, Mr. Dreyer attended Columbia University Graduate School of Business, from 2003 to 2005, graduating with an MBA, Finance. Mr. Fritz has been an Associate Portfolio Manager since May 2006. Prior to May 2006, Mr. Fritz was a research analyst with the Adviser since 2005. Prior to 2005, Mr. Fritz attended Columbia University Graduate School of Business from 2003 to 2005, graduating with an MBA, Finance.


GLOBAL GROWTH FUND The members of the Global Growth Fund portfolio management team include Howard Ward and Caesar Bryan.

Mr. Ward is the Director of Growth Products for GAMCO Investors, Inc., has managed the GAMCO Growth Fund since January 1994 and has been a portfolio manager with GAMCO Investors, Inc. since 1994. Mr. Ward and Mr. Bryan are responsible for the day-to-day investment management of the Global Growth Fund.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by them, and their ownership of securities in the Funds.

RULE 12b-1 PLAN. Each Fund has adopted a distribution plan under Rule 12b-1 (each a "Plan") which authorizes payments by each Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares or pay shareholder service fees. Each Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of Class AAA Shares of the Fund or pay shareholder service fees. To the extent any activity is one that a Fund may finance without a distribution plan, each Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                               PURCHASE OF SHARES

You can purchase the Funds' shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares directly through the Distributor, directly from the Funds through the Funds' transfer agent or through registered broker-dealers that have entered into appropriate selling agreements with the Distributor specifically with respect to Class AAA Shares.

Class AAA Shares of the Global Growth Fund are closed to new investors other than those in one or more of the registered funds distributed by the Distributor. Existing shareholders of Class AAA Shares of the Global Growth Fund or any other registered Fund distributed by the Distributor and members of their immediate family may purchase shares or establish a new Class AAA account of the Global Growth Fund.


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      o     BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "[name of Fund]" to:


                  BY MAIL                        BY PERSONAL DELIVERY
                  -------                        --------------------
                  THE GABELLI FUNDS              THE GABELLI FUNDS
                  P.O. BOX 8308                  C/O BFDS
                  BOSTON, MA 02266-8308          30 DAN ROAD
                                                 CANTON, MA 02021-2809

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund(s), and class of shares you wish to purchase.


      o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund(s) at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:


                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                         RE: THE GAMCO ("NAME OF") FUND
                              ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although the Fund's Transfer Agent, State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.

SHARE PRICE. The Funds sell their Class AAA Shares based on the NAV next determined after the time as of which the Funds receive your completed subscription order form and your payment. See "Pricing of Fund Shares" for a description of the calculation of the NAV.

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.


RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Funds make available IRAs, "Roth" IRAs, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum for subsequent investments in retirement plans.


AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Funds' Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the


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$100  minimum  between  two funds.  To  initiate  an ACH  purchase,  please call
800-GABELLI   (800-422-3554)   or   800-872-5365   or  visit  our   website   at
www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Funds' minimum purchase requirements.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company, on behalf of the Funds, to obtain, verify, and record identifying information, which may include the name, residential, or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Funds verify the account holder's identity.

THIRD PARTY ARRANGEMENTS. The Adviser and its affiliates utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. Subject to tax limitations and approval by the Board, the Funds may also make payments to third parties out of their own assets (other than 12b-1 payments), for a portion of the charges for these programs generally representing savings of expenses experienced by the Fund resulting from shareholders investing in the Funds through such programs rather than investing directly in the Funds.


The Adviser or an affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payments under the Funds' distribution plans), make cash payments to some but not all brokers, dealers, or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds and/or to promote retention of their customers' assets in the Funds. These payments, sometimes referred to as "revenue sharing," do not change the price paid by investors to purchase the Funds' shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) shareholder servicing, transaction processing, sub-accounting services, marketing support, and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. These payments take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the Fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured:
(i) as a percentage  of net sales;  (ii) as a percentage  of net assets;  and/or
(iii) as a fixed dollar amount.


The Adviser or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the applicable Fund attributable to the particular firm depending on the nature and level of services and other factors.

                              REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Funds to suspend redemptions.


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The Funds redeem their shares based on the NAV next determined after the time as of which the Funds receive your redemption request in proper form subject to a redemption fee as described below. See "Pricing of Fund Shares" for a description of the calculation of NAV.

The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Funds believe that excessive short-term trading of Fund shares creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because each of the Funds may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of a foreign security or securities takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the net asset value. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.


In order to discourage frequent short-term trading in Fund shares, each Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on Class AAA Shares that are redeemed or exchanged within seven (7) days or less after the date of a purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Funds and does not benefit the Funds' Adviser or any other third party. For purposes of computing the redemption fee, shares will be treated as being redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to each Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place. While each Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Funds with information relating to its customers investing in each Fund through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because each Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Funds cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with each Fund's policies. Subject to the exclusions discussed above, each Fund seeks to apply these policies uniformly.



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Certain financial  intermediaries may have procedures which differ from those of the Funds to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary's policies on frequent trading restrictions.


Each Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Funds have adopted a policy of seeking to minimize short-term trading in their shares and monitor purchase and redemption activities to assist in minimizing short-term trading.

You may redeem shares through the Distributor or directly from the Funds through the Funds' transfer agent.

      o BY LETTER. You may mail a letter requesting the redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a signature guarantee.

      o BY TELEPHONE OR THE INTERNET. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account excluding an IRA directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United
            States) or by visiting our website at www.gabelli.com. YOU MAY NOT REDEEM FUND SHARES HELD THROUGH AN IRA THROUGH THE INTERNET. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Funds will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see "Exchange of Shares"). Among the procedures that State Street may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone or Internet redemptions.

            1. TELEPHONE OR INTERNET REDEMPTION BY CHECK. The Funds will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

            2. TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Funds accept telephone or Internet requests for wire redemption in amounts of at least $1,000. The Funds will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.


AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Please call 800-GABELLI (800-422-3554) for more information about this plan.


INVOLUNTARY REDEMPTION. The Funds may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if the Funds initiate such action and the Funds will allow 30 days for you to increase the value of your account to at least $1,000.


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REDEMPTION  PROCEEDS.  A redemption  request received by a Fund will be effected based on the NAV next determined after the time as of which the Fund, or if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Funds will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund(s) shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Funds will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

REDEMPTION  IN KIND.  In  certain  circumstances,  any of the Funds may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Funds' Board believes that it would be in the best interest not to pay redemption proceeds in cash.

                               EXCHANGE OF SHARES

You can exchange shares of the Fund(s) you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates. The Fund(s) or any of the other funds may impose limitations on, or terminate, the exchange privilege with respect to such fund or investor at any time.

In effecting an exchange:

                  o you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

                  o if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

                  o if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

                  o     you may realize a taxable gain or loss;

                  o you should be aware that brokers may charge a fee for handling an exchange for you; and

                  o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain the prospectus.


You may exchange shares through the Distributor, directly through the Fund's Transfer Agent, or through a registered broker-dealer or other financial intermediary.


      o     EXCHANGE  BY  TELEPHONE.  You  may  give  exchange  instructions  by
            telephone  by  calling  800-GABELLI  (800-422-3554).   You  may  not
            exchange shares by telephone if you hold share certificates.

      o     EXCHANGE BY MAIL.  You may send a written  request for exchanges to:
            THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

      o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Funds may impose limitations from time to time on Internet exchanges.

The Funds may modify or terminate the exchange privilege with respect to such fund at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the


--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------

Funds. This charge is set by your broker and does not benefit the Funds or the Adviser in any way. It would be in addition to any sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES

The NAV of each Fund's Class AAA Shares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.


Each Fund's NAV is determined as of the close of regular trading of the NYSE, normally 4:00 p.m., Eastern Time. Each Fund's NAV is computed by dividing the value of the applicable Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the Class AAA Shares by the total number of its Class AAA Shares outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV next made as of a time after the time as of which the purchase or redemption order is received in proper form.


Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.


Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipt ("ADR") securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.



--------------------------------------------------------------------------------
                                                                              25

--------------------------------------------------------------------------------

                           DIVIDENDS AND DISTRIBUTIONS

Dividends out of net investment income and capital gains, if any, will be paid annually, except for the Global Convertible Securities Fund which pays dividends quarterly. You may have dividends or capital gain distributions that are declared by the Funds reinvested automatically at NAV in additional shares of the respective Fund(s). You will make an election to receive dividends and distributions in cash or Fund(s) shares at the time you first purchase your shares. You may change this election by notifying the Funds or your broker in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, however the Global Convertible Securities Fund has been distributing at least $0.03 per share on a quarterly basis since June 2005. To the extent the distributions are in excess of the Global Convertible Securities Fund's taxable income, the distributions will be treated as a non-taxable return of capital. There can be no assurance that the Funds will pay any dividends or realize any capital gains or other income.

                                 TAX INFORMATION

The Funds expect that distributions will consist primarily of investment company taxable income, net capital gains and/or a return of capital. Dividends out of investment company taxable income and distributions of net short-term capital gains (i.e., gains from securities held by the Funds for one year or less) are taxable to you as ordinary income, except that qualified dividends are eligible for a reduced rate. Distributions of net long-term capital gains are taxable to you at the long-term capital gain rates no matter how long you have owned your shares. The Global Telecommunications Fund, the Global Growth Fund, and the Global Opportunity Fund have a significant amount of capital loss carryforwards which are available to offset any future net realized gains. As a result, distributions from capital gains are not expected for 2007, or until the capital loss carryforwards are utilized or expire. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares of the Funds, generally will be subject to federal, state, and/or local taxes. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of that Fund's shares; and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax. The tax basis of your holdings will be reduced to the extent you receive any distributions treated as a non-taxable return of capital.

A dividend declared by the fund in October, November or December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.

                            MAILINGS TO SHAREHOLDERS

In our continuing effort to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at 800-422-3554 and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.


--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS


The financial highlight tables are intended to help you understand the financial performance of each Fund for the past five fiscal years. The total returns in the tables represent the return that an investor would have earned or lost on an investment in the Funds' Class AAA Shares (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Funds' financial statements and related notes, is included in each Fund's annual report, which is available upon request.


THE GAMCO GLOBAL TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


Selected data for a share of capital stock outstanding throughout each period:

                               INCOME FROM INVESTMENT OPERATIONS               DISTRIBUTIONS
                          -------------------------------------------   --------------------------
                                                Net
              Net Asset                     Realized and      Total
  Period        Value,          Net          Unrealized       from          Net
  Ended       Beginning      Investment       Gain on      Investment   Investment       Total       Redemption
December 31   of Period   Income (Loss)(a)  Investments    Operations     Income     Distributions     Fees(a)
-----------   ---------   ---------------   ------------   ----------   ----------   -------------   ----------
CLASS AAA
   2007        $22.46         $ 0.25           $3.86          $4.11       $(0.23)       $(0.23)        $0.00(c)
   2006         17.53           0.12            4.95           5.07        (0.14)        (0.14)         0.00(c)
   2005         17.23           0.16            0.33           0.49        (0.19)        (0.19)         0.00(c)
   2004         14.03           0.07            3.21           3.28        (0.08)        (0.08)         0.00(c)
   2003          9.83          (0.04)           4.24           4.20           --            --          0.00(c)

                                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                            ------------------------------------------------------
              Net Asset                      Net Assets       Net
  Period        Value,                         End of      Investment                  Portfolio
  Ended        End of          Total           Period        Income      Operating     Turnover
December 31    Period         Return+        (in 000's)      (Loss)     Expenses(b)      Rate
-----------   ---------      --------       ------------   ----------   ----------     ---------
CLASS AAA
   2007         $26.34         18.3%         $307,368         0.98%        1.50%         11%
   2006          22.46         28.9           214,436         0.63         1.56           7
   2005          17.53          2.8           185,870         0.92         1.59           4
   2004          17.23         23.4           209,043         0.49         1.62          15
   2003          14.03         42.7           185,719        (0.38)        1.62          11

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of dividends.

(a)   Per  share  amounts  have  been   calculated   using  the  average  shares
      outstanding method.

(b) The Fund incurred interest expense during the fiscal years ended December 31, 2005, 2004, and 2003. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.58%, 1.61%, and 1.61%, respectively. For the fiscal years ended December 31, 2007 and December 31, 2006, interest expense was minimal.

(c)   Amount represents less than $0.005 per share.



--------------------------------------------------------------------------------
                                                                              27

--------------------------------------------------------------------------------

THE GAMCO GLOBAL GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of capital stock outstanding throughout each period:

                                INCOME FROM INVESTMENT OPERATIONS               DISTRIBUTIONS
                            -----------------------------------------    --------------------------
                                                 Net
              Net Asset         Net         Realized and     Total
  Period        Value,       Investment      Unrealized       from          Net
  Ended       Beginning        Income         Gain on      Investment    Investment       Total       Redemption
December 31   of Period      (Loss)(a)      Investments    Operations      Income     Distributions    Fees(a)
-----------   ---------     -----------     ------------   ----------    ----------   -------------   ----------
CLASS AAA
   2007        $22.93         $ 0.09           $3.96         $4.05        $(0.09)        $(0.09)       $0.00(c)
   2006         20.43           0.06            2.50          2.56         (0.06)         (0.06)        0.00(c)
   2005         17.98           0.02            2.45          2.47         (0.02)         (0.02)        0.00(c)
   2004         16.43          (0.05)           1.60          1.55            --             --         0.00(c)
   2003         11.62          (0.06)           4.86          4.80            --             --         0.01

                                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                             ----------------------------------------------------
              Net Asset                      Net Assets       Net
  Period        Value,                         End of      Investment                   Portfolio
  Ended         End of         Total           Period        Income      Operating      Turnover
December 31    Period         Return+        (in 000's)      (Loss)     Expenses(b)       Rate
-----------   ---------      --------        ----------    ----------   -----------     ---------
CLASS AAA
   2007         $26.89         17.7%          $104,421        0.37%        1.74%           42%
   2006          22.93         12.5            100,883        0.26         1.78            46
   2005          20.43         13.7            108,433        0.11         1.79(d)         33
   2004          17.98          9.4            114,011       (0.30)        1.82           100
   2003          16.43         41.4            132,886       (0.45)        1.71            63

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.

(a)   Per  share  amounts  have  been   calculated   using  the  average  shares
      outstanding method.

(b) The Fund incurred interest expense during the years ended December 31, 2007 and 2004. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.73%, and 1.81%, respectively.

(c)   Amount represents less than $0.005 per share.

(d) The ratio does include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratio for the year ended December 31, 2005 would have been 1.79%.



--------------------------------------------------------------------------------
28

--------------------------------------------------------------------------------

THE GAMCO GLOBAL OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of capital stock outstanding throughout each period:

                          INCOME FROM INVESTMENT OPERATIONS                DISTRIBUTIONS
                        ------------------------------------  -------------------------------------
                                        Net
             Net Asset     Net      Realized and     Total
  Period       Value,   Investment   Unrealized      from         Net
   Ended     Beginning    Income       Gain on    Investment  Investment  Return of      Total
December 31  of Period  (Loss)(a)    Investments  Operations    Income     Capital    Distributions
-----------  ---------  ----------  ------------  ----------  ----------  ----------  -------------
CLASS AAA
   2007       $ 18.22    $ 0.17        $2.31        $2.48     $(0.11)     $(0.00)(e)    $(0.11)
   2006         15.91     (0.08)        2.39         2.31      (0.00)(e)      --         (0.00)(e)
   2005         13.84      0.01         2.08         2.09      (0.02)         --         (0.02)
   2004         12.18      0.03         1.68         1.71      (0.05)         --         (0.05)
   2003          8.87      0.00(e)      3.29         3.29      (0.01)         --         (0.01)

                                                       RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------------
                         Net Asset           Net Assets      Net         Operating       Operating
  Period                   Value,              End of    Investment      Expenses      Expenses Net   Portfolio
   Ended     Redemption   End of     Total     Period      Income         Before       of Reimburse-  Turnover
December 31   Fees(a)     Period    Return+  (in 000's)    (Loss)    Reimbursement(b)   ment(c)(d)      Rate
-----------  ----------  ---------  -------  ----------  ----------  ----------------  ------------   ---------
CLASS AAA
   2007       $0.00(e)    $ 20.59    13.6%    $22,507       0.84%          2.03%         2.03%(f)        20%
   2006        0.00(e)      18.22    14.5      23,426      (0.44)          2.02           2.02(f)        15
   2005        0.00(e)      15.91    15.1      21,425       0.10           2.04           1.85(f)        26
   2004        0.00(e)      13.84    14.0      21,033       0.25           2.00           1.50           35
   2003        0.03         12.18    37.4      19,305       0.04           1.83           1.52           13

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.

(a)   Per share data is calculated using the average shares outstanding method.

(b) Under an expense deferral agreement with the Adviser, the Fund repaid the Adviser $15,233 during 2007 and $14,200 during 2006, representing previously reimbursed expenses from the Adviser. During the fiscal years ended December 31, 2007 and 2006, had such payment not been made, the expense ratio would have been 1.96% and 1.95%, respectively.

(c) The Fund incurred interest expense during the fiscal years ended December 31, 2004 and 2003. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.50% for each year.

(d) The Fund incurred interest expense during the fiscal years ended December 31, 2007, 2006, and 2005. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.00%, and 1.84%, respectively.

(e)   Amount represents less than $0.005 per share.

(f) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the fiscal year ended December 31, 2005 would have been 1.84%. For the fiscal years ended December 31, 2006 and 2007, the effect of the custodian fee credits was minimal.



--------------------------------------------------------------------------------
                                                                              29

--------------------------------------------------------------------------------

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:


                                           INCOME
                                 FROM INVESTMENT OPERATIONS                            DISTRIBUTIONS
                           --------------------------------------   ---------------------------------------------------
                                            Net
               Net Asset       Net      Realized and      Total                      Net
   Period        Value,    Investment    Unrealized       from          Net       Realized      Return
   Ended       Beginning     Income        Gain on     Investment   Investment     Gain on        of          Total       Redemption
December 31,   of Period    (Loss)(a)    Investments   Operations     Income     Investments    Capital   Distributions     Fees(a)
------------   ---------   ----------   ------------   ----------   ----------   -----------   --------   -------------   ----------
CLASS AAA
    2007        $   5.48    $  (0.04)    $     0.16     $   0.12    $  (0.19)     $  (0.51)    $ (0.13)      $(0.83)       $ 0.00(c)
    2006            6.22        0.08           0.44         0.52       (0.10)        (1.16)         --        (1.26)         0.00(c)
    2005            6.26        0.04           0.40         0.44       (0.17)        (0.32)         --        (0.49)         0.01
    2004            6.77        0.07           0.62         0.69       (0.12)        (0.38)      (0.70)       (1.20)         0.00(c)
    2003            6.66        0.07           1.24         1.31       (0.11)           --       (1.09)       (1.20)         0.00(c)

                                                                    RATIOS TO AVERAGE
                                                              NET ASSETS/SUPPLEMENTAL DATA
                                        ------------------------------------------------------------------------

               Net Asset                 Net Assets        Net        Operating        Operating
   Period        Value,                    End of      Investment      Expenses         Expenses       Portfolio
   Ended         End of       Total        Period        Income         Before           Net of         Turnover
December 31,     Period      Return+     (in 000's)      (Loss)     Reimbursement   Reimbursement(b)      Rate
------------   ---------   ----------   -----------   -----------   -------------   ----------------   ---------
CLASS AAA
    2007        $   4.77       2.1%      $    9,294      (0.70)%         2.46%            2.12%(d)       141%
    2006            5.48       8.4           10,691       1.21           2.14             2.03(d)        130
    2005            6.22       8.0           13,781       0.63           2.11             2.03(d)         58
    2004            6.26      11.7           20,350       1.06           2.06             2.01            60
    2003            6.77      21.5           17,281       1.12           2.07             2.01            54

----------
  + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.

(a)   Per  share  amounts  have  been   calculated   using  the  average  shares
      outstanding method.

(b) The Fund incurred interest expense during the fiscal years ended December 31, 2007, 2006, 2005, 2004, and 2003. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.00%, 2.00%, 2.00%, and 2.00%, respectively.

(c)   Amount represents less than $0.005 per share.

(d) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the fiscal years ended December 31, 2006 and December 31, 2005 would have been 2.02% and 2.03%, respectively. Custodian fee credits for the fiscal year ended December 31, 2007 were minimal.



--------------------------------------------------------------------------------
30

--------------------------------------------------------------------------------

                       THIS PAGE LEFT BLANK INTENTIONALLY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         GAMCO GLOBAL SERIES FUNDS, INC.
                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
                          THE GAMCO GLOBAL GROWTH FUND
                        THE GAMCO GLOBAL OPPORTUNITY FUND
                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
                                CLASS AAA SHARES

================================================================================
FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Each Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

--------------------------------------------------------------------------------
  You can get free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by mail, toll-free phone, or the internet as follows:

                         GAMCO Global Series Funds, Inc.
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com

--------------------------------------------------------------------------------

You can also review and/or copy the Funds' prospectuses, annual/semi-annual reports, and SAI at the Public Reference Room of the SEC. You can get text-only copies:

      o     Free from the Funds' website at www.gabelli.com.

      o For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by calling 202-551-8090.

      o     Free from the EDGAR Database on the SEC's website at www.sec.gov.

(Investment Company Act File No. 811-07896)


--------------------------------------------------------------------------------

                         GAMCO Global Series Funds, Inc.
                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
                          THE GAMCO GLOBAL GROWTH FUND
                       THE GAMCO GLOBAL OPPORTUNITY FUND
                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value per share may be obtained daily
                     by calling 800-GABELLI after 6:00 p.m.)

--------------------------------------------------------------------------------

                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


INVESTMENT AND PERFORMANCE SUMMARY ........................................    2

INVESTMENT AND RISK INFORMATION ...........................................   18

MANAGEMENT OF THE FUNDS ...................................................   21

CLASSES OF SHARES .........................................................   22

PURCHASE OF SHARES ........................................................   28

REDEMPTION OF SHARES ......................................................   30

EXCHANGE OF SHARES ........................................................   32

PRICING OF FUND SHARES ....................................................   33

DIVIDENDS AND DISTRIBUTIONS ...............................................   34

TAX INFORMATION ...........................................................   34

MAILINGS TO SHAREHOLDERS ..................................................   35

FINANCIAL HIGHLIGHTS ......................................................   35


GAMCO GLOBAL SERIES FUNDS, INC.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
THE GAMCO GLOBAL GROWTH FUND
THE GAMCO GLOBAL OPPORTUNITY FUND
THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND

CLASS A, B, C, AND I SHARES

PROSPECTUS


APRIL 29, 2008


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                       INVESTMENT AND PERFORMANCE SUMMARY

GAMCO Global Series Funds, Inc. (the "Company") currently offers the following four separate investment portfolios (each a "Fund" and collectively, the "Funds"):

      o     The   GAMCO    Global    Telecommunications    Fund   (the   "Global
            Telecommunications Fund")

      o     The GAMCO Global Growth Fund (the "Global Growth Fund")

      o     The GAMCO Global Opportunity Fund (the "Global Opportunity Fund")

      o     The  GAMCO   Global   Convertible   Securities   Fund  (the  "Global
            Convertible Securities Fund")

Each Fund is advised by Gabelli Funds, LLC (the "Adviser"). Each Fund's investment objective cannot be changed without shareholder approval.

                         GLOBAL TELECOMMUNICATIONS FUND

INVESTMENT OBJECTIVE:

The Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund will invest at least 80% of its net assets in common stocks of companies in the telecommunications industry which the Adviser's portfolio management team for the Fund believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. The Fund may invest without limitation in securities of foreign issuers and will invest in securities of issuers located in at least three countries. In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

The telecommunications companies in which the Fund may invest are engaged in the following products or services: regular telephone service throughout the world; wireless communications services and equipment, including cellular telephone, microwave, and satellite communications, paging, and other emerging wireless technologies; equipment and services for both data and voice transmission, including computer hardware and software; electronic components and communications equipment; video conferencing; electronic mail; local and wide area networking, and linkage of data and word processing systems; publishing and information systems; video text and teletext; emerging technologies combining television, telephone, and computer systems; broadcasting, including television and radio via VHF, UHF, satellite, and microwave transmission, and cable television.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund also may underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in fewer issuers than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in net asset value per share ("NAV") than funds which invest in a broad range of issuers. In addition, the Fund concentrates its investments in the telecommunications industry which is


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2

--------------------------------------------------------------------------------

subject to governmental regulation and a greater price volatility than the overall market and sells products and services that may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition, and strong market reactions to technological development.

Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling, and holding foreign securities may be greater than for U.S. securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you are a long-term investor

      o     you seek growth of capital

      o     you seek to diversify your investments outside the U.S.

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you are seeking a high level of current income

      o     you are conservative in your investment approach

      o     you seek stability of principal more than growth of capital

PERFORMANCE:


The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based securities market index. The historical performance of Class AAA Shares, which are not offered in this Prospectus, is used to calculate performance for Class A, Class B, Class C, and Class I Shares prior to their issuance. Class A, Class B, and Class C Shares all commenced their offering on March 1, 2000. Class I Shares were first issued on January 11, 2008. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years, and ten years have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance for the Class B Shares and Class C Shares would have been lower and Class I Shares would have been higher than Class AAA performance due to the different expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of distributions.



--------------------------------------------------------------------------------
                                                                               3

--------------------------------------------------------------------------------

                         GLOBAL TELECOMMUNICATIONS FUND
                      (FOR THE PERIODS ENDED DECEMBER 31)*

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   1998   1999    2000    2001    2002    2003    2004    2005    2006    2007
   ---------------------------------------------------------------------------
   34.8%  80.3%  -24.1%  -20.7%  -29.5%   42.7%   23.3%   2.8%    29.0%  18.4%


* The bar chart above shows the total returns for Class AAA Shares for the periods ended 1998 through 2000 and Class A Shares for the periods ended 2001 through 2007. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for a quarter was 31.0% (quarter ended December 31, 1999) and the lowest return for a quarter was (21.9)% (quarter ended June 30, 2002).

            AVERAGE ANNUAL TOTAL RETURNS                   PAST            PAST             PAST
    (FOR THE PERIODS ENDED DECEMBER 31, 2007)           ONE YEAR(1)    FIVE YEARS(1)    TEN YEARS(1)
-----------------------------------------------------   -----------    -------------    ------------
Global Telecommunications Fund Class A Shares*
   Return Before Taxes ..............................      11.56%           21.09%          10.37%
   Return After Taxes on Distributions ..............      11.41%           20.98%           9.43%
   Return After Taxes on Distributions
      and Sale of Fund Shares .......................       7.70%           18.74%           8.74%
Class B Shares*
   Return Before Taxes ..............................      12.37%           21.41%          10.40%
Class C Shares*
   Return Before Taxes ..............................      16.33%           21.59%          10.39%
Class I Shares*
   Return Before Taxes ..............................      18.30%           22.53%          11.01%
MSCI AC World Free Index** ..........................      12.18%           18.80%           7.94%
MSCI AC World Telecommunication Services Index*** ...      28.23%           20.10%            N/A****

----------
* The performance for Class A Shares reflects the deduction of the maximum front-end sales load of 5.75% and the performance of Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales charge. Class I Shares do not include an initial sales charge or a contingent deferred sales charge. Expenses for Class I Shares are lower than those for Class A, Class B, and Class C Shares.


** The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is a widely recognized unmanaged stock index composed of equity securities in developed and emerging market countries. The index figures do not reflect any deduction for fees, expenses, or taxes.

*** The MSCI AC World Telecommunication Services Index is an unmanaged stock index composed of global telecommunications securities stock market performance. The index figures do not reflect any deduction for fees, expenses, or taxes.

**** Information for the MSCI AC World Telecommunications Services Index is not available with dividends prior to August 2001.


      You cannot invest directly in the MSCI AC World Free Index or the MSCI AC World Telecommunication Services Index.



--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------


(1) The returns shown for Class A, Class B, Class C, and Class I Shares prior to their actual inception dates are those of a class of shares of the Fund not offered in this Prospectus (the "Class AAA Shares"). Net of applicable sales charges and 12b-1 fees, the Class AAA Shares, the Class A Shares, the Class B Shares, the Class C Shares, and the Class I Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, annual returns of the Class B and Class C Shares would be lower than returns for Class AAA Shares because of their applicable sales charges and higher fees and expenses. Annual returns for Class I Shares would be higher than the returns for Class AAA Shares because of their lower expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use a capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs"). After-tax returns are shown only for Class A Shares. Actual after-tax returns for other classes will vary due to the differences in expenses.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                          CLASS A      CLASS B    CLASS C      CLASS I
                                                                          SHARES       SHARES*     SHARES       SHARES
                                                                         ---------   ----------   --------    ---------
SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
   (as a percentage of offering price) ...............................     5.75%(1)    None         None        None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption price(2)) ..........................     None(3)     5.00%(4)     1.00%(4)    None
Redemption Fees
   (as a percentage of amount redeemed for shares held 7 days or less)
   payable to the Fund ...............................................     2.00%       2.00%        2.00%       2.00%
ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets):
Management Fees ......................................................     1.00%       1.00%        1.00%       1.00%
Distribution and Service (Rule 12b-1) Expenses(5) ....................     0.25%       1.00%        1.00%       None
Other Expenses .......................................................     0.25%       0.25%        0.25%       0.25%
                                                                           ----        ----         ----        ----

Total Annual Fund Operating Expenses .................................     1.50%       2.25%        2.25%       1.25%(6)
                                                                           ====        ====         ====        ====

----------

* Class B Shares are not available for new purchases other than exchanges from Class B Shares of other Gabelli/GAMCO Funds.


(1)   The sales charge declines as the amount invested increases.

(2) "Redemption price" equals the net asset value at the time of investment or redemption, whichever is lower for Class A, Class B, and Class C Shares.


(3) If no sales charge was paid at the time of purchase as part of an investment that is greater than $1,000,000, shares redeemed within eighteen months of such purchase may be subject to a deferred sales charge of 1.00%.


(4) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within seventy-two months after purchase. The sales charge declines the longer the investment remains in the Fund. A maximum sales charge of 1.00% applies to redemptions of Class C Shares within twelve months after purchase.

(5) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


(6) As of December 31, 2008, Class I Shares were not issued and therefore Total Annual Fund Operating Expenses for Class I Shares are based on estimated amounts.



--------------------------------------------------------------------------------
                                                                               5

--------------------------------------------------------------------------------

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, except as noted, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          -------   -------   --------  --------
Class A Shares
   - assuming redemption ...............   $ 719    $ 1,022   $ 1,346   $  2,263
   - assuming no redemption ............   $ 719    $ 1,022   $ 1,346   $  2,263
Class B Shares
   - assuming redemption ...............   $ 728    $ 1,003   $ 1,405   $  2,396
   - assuming no redemption ............   $ 228    $   703   $ 1,205   $  2,396
Class C Shares
   - assuming redemption ...............   $ 328    $   703   $ 1,205   $  2,585
   - assuming no redemption ............   $ 228    $   703   $ 1,205   $  2,585
Class I Shares
   - assuming redemption ...............   $ 127    $   397   $   686   $  1,511
   - assuming no redemption ............   $ 127    $   397   $   686   $  1,511


                               GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE:

The Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks of companies involved in the global marketplace. The Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. The Fund may invest without limitation in securities of foreign issuers and will invest in securities of issuers located in at least three countries. To achieve the Fund's primary objective of capital appreciation, the Adviser's portfolio management team for the Fund employs a disciplined investment program focusing on the globalization and interactivity of the world's market place. The Fund invests in companies at the forefront of accelerated growth.

The Fund invests primarily in equity securities of domestic and foreign issuers that are deemed to offer an attractive level of long-term growth in revenues and earnings. In addition to growth rates, stock valuation levels are important in the stock selection process as the Fund seeks stocks that are attractively priced relative to their projected growth rates. The Fund seeks to build a portfolio diversified by geographic region, industry sectors and individual issues within industry sectors. The Fund invests primarily in developed markets but may invest in emerging markets as well. The Fund invests in companies with a wide range in market capitalizations, from small to large.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund also may underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the


--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------

Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in fewer issuers than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in NAV than funds which invest in a broad range of issuers. In addition, the Fund may invest in specific industries which are subject to governmental regulation, have a greater price volatility than the overall market, or sell products and services that may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition, and strong market reactions to technological development. Many countries also impose various types of ownership restrictions on investments both in mass media companies, such as broadcasters and cable operators, as well as in common carrier companies, such as the providers of local telephone service and cellular radio.

Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling, and holding foreign securities may be greater than for U.S. securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you are a long-term investor

      o     you seek growth of capital

      o     you seek to diversify your investments outside the U.S.

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you are seeking a high level of current income

      o     you are conservative in your investment approach

      o     you seek stability of principal more than growth of capital

PERFORMANCE:


The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based securities market index. The historical performance of Class AAA Shares, which are not offered in this Prospectus, is used to calculate performance for Class A, Class B, Class C, and Class I Shares prior to their issuance. Class A, Class B, and Class C Shares all commenced their offering on March 1, 2000. Class I Shares were first issued on January 11, 2008. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years, and ten years have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance for the Class B Shares and Class C Shares would have been lower and Class I Shares would have been higher than Class AAA performance due to the different expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of distributions.



--------------------------------------------------------------------------------
                                                                               7

--------------------------------------------------------------------------------

                               GLOBAL GROWTH FUND
                      (FOR THE PERIODS ENDED DECEMBER 31)*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

  1998    1999    2000     2001     2002    2003    2004    2005    2006   2007
  ------------------------------------------------------------------------------
  28.9%  116.1%  -37.5%   -24.1%   -24.8%   41.4%   9.5%    13.7%   12.5%  17.7%


* The bar chart above shows the total returns for Class AAA Shares for the periods ended 1998 through 2000 and Class A Shares for the periods ended 2001 through 2007. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for a quarter was 47.4% (quarter ended December 31, 1999) and the lowest return for a quarter was (23.8)% (quarter ended September 30, 2001).

        AVERAGE ANNUAL TOTAL RETURNS                  PAST           PAST             PAST
  (FOR THE PERIODS ENDED DECEMBER 31, 2007)       ONE YEAR(1)    FIVE YEARS(1)    TEN YEARS(1)
-----------------------------------------------   -----------    -------------    ------------
Global Growth Fund Class A Shares*
   Return Before Taxes ........................      10.92%          17.05%           8.13%
   Return After Taxes on Distributions ........      10.85%          17.02%           7.64%
   Return After Taxes on Distributions
      and Sale of Fund Shares .................       7.18%          15.07%           6.97%
Class B Shares*
   Return Before Taxes ........................      11.82%          17.34%           8.16%
Class C Shares*
   Return Before Taxes ........................      15.78%          17.55%           8.13%
Class I Shares*
   Return Before Taxes ........................      17.67%          18.43%           8.75%
MSCI AC World Free Index** ....................      12.18%          18.80%           7.94%
Lipper Global Multi-Cap Core Fund Average*** ..       9.24%          16.11%           7.20%

----------
* The performance for Class A Shares reflects the deduction of the maximum front-end sales load of 5.75% and the performance of Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales charge. Class I Shares do not include an initial sales charge or a contingent deferred sales charge. Expenses for Class I Shares are lower than those for Class A, Class B, and Class C Shares.

** The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is a widely recognized, unmanaged stock index composed of equity securities in developed and emerging market countries. The index figures do not reflect any deduction for fees, expenses, or taxes.


*** The Lipper Global Multi-Cap Core Fund Average reflects the average performance of mutual funds classified in this particular category as tracked by Lipper Inc.

      You cannot invest directly in the MSCI AC World Free Index or the Lipper Global Multi-Cap Core Fund Average.


--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------


(1) The returns shown for Class A, Class B, Class C, and Class I Shares prior to their actual inception dates are those of a class of shares of the Fund not offered in this Prospectus (the "Class AAA Shares"). Net of applicable sales charges and 12b-1 fees, the Class AAA Shares, the Class A Shares, the Class B Shares, the Class C Shares, and the Class I Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, annual returns of the Class B and Class C Shares would be lower than returns for Class AAA Shares because of their applicable sales charges and higher fees and expenses. Annual returns for Class I Shares would be higher than the returns for Class AAA Shares because of their lower expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use a capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown only for Class A Shares. Actual after-tax returns for other classes will vary due to the differences in expenses.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                              CLASS A     CLASS B     CLASS C    CLASS I
                                                                              SHARES       SHARES*     SHARES     SHARES
                                                                              -------     --------    -------    -------
SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
   (as a percentage of offering price) ....................................     5.75%(1)    None       None       None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption price(2)) ...............................     None(3)     5.00%(4)   1.00%(4)   None
Redemption Fees
   (as a percentage of amount redeemed for shares held 7 days or less)
    payable to the Fund ...................................................     2.00%       2.00%      2.00%      2.00%
ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets):
Management Fees ...........................................................     1.00%       1.00%      1.00%      1.00%
Distribution and Service (Rule 12b-1) Expenses(5) .........................     0.25%       1.00%      1.00%      None
Other Expenses ............................................................     0.49%       0.49%      0.49%      0.49%
Acquired Fund Fees and Expenses(6) ........................................     0.02%       0.02%      0.02%      0.02%
                                                                                ----        ----       ----       ----

Total Annual Fund Operating Expenses ......................................     1.76%       2.51%      2.51%      1.51%(7)
                                                                                ====        ====       ====       ====

----------
* Class B Shares are not available for new purchases other than exchanges from Class B Shares of other Gabelli/GAMCO Funds.


(1)   The sales charge declines as the amount invested increases.

(2) "Redemption price" equals the net asset value at the time of investment or redemption, whichever is lower for Class A, Class B, and Class C Shares.


(3) If no sales charge was paid at the time of purchase as part of an investment that is greater than $1,000,000, shares redeemed within eighteen months of such purchase may be subject to a deferred sales charge of 1.00%.


(4) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within seventy-two months after purchase. The sales charge declines the longer the investment remains in the Fund. A maximum sales charge of 1.00% applies to redemptions of Class C Shares within twelve months after purchase.

(5) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


(6) Acquired Fund Fees and Expenses ("AFFE") represent the pro rata expenses indirectly incurred by the Fund as a result of investing in other mutual funds that have their own expenses. AFFE are not used to calculate the Fund's net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the "Financial Highlights" section of the Prospectus. Without AFFE, the Total Annual Fund Operating Expenses for the Fund would have been 1.74%, 2.49%, 2.49%, and 1.49%, respectively

(7) As of December 31, 2007, Class I Shares were not issued, and therefore Total Annual Fund Operating Expenses for Class I
      Shares are based on estimated amounts.



--------------------------------------------------------------------------------
                                                                               9

--------------------------------------------------------------------------------

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, except as noted, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                           ------   -------   -------   --------
Class A Shares
   - assuming redemption ...............   $  744   $ 1,097   $ 1,474   $  2,529
   - assuming no redemption ............   $  744   $ 1,097   $ 1,474   $  2,529
Class B Shares
   - assuming redemption ...............   $  754   $ 1,082   $ 1,535   $  2,662
   - assuming no redemption ............   $  254   $   782   $ 1,335   $  2,662
Class C Shares
   - assuming redemption ...............   $  354   $   782   $ 1,335   $  2,846
   - assuming no redemption ............   $  254   $   782   $ 1,335   $  2,846
Class I Shares
   - assuming redemption ...............   $  154   $   477   $   824   $  1,802
   - assuming no redemption ............   $  154   $   477   $   824   $  1,802


                             GLOBAL OPPORTUNITY FUND

INVESTMENT OBJECTIVE:

The Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund will invest at least 65% of its total assets in common stock of companies which the Adviser's portfolio management team for the Fund believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued.

The Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. The Fund may invest without limitation in securities of foreign issuers and will invest in securities of issuers located in at least three countries.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund may also underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in fewer issuers than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in NAV than funds which invest in a broad range of issuers.

Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling, and holding foreign securities may be greater than for U.S. securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.


--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------

YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you are a long-term investor

      o     you seek growth of capital

      o     you seek to diversify your investments outside the U.S.

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you are seeking a high level of current income

      o     you are conservative in your investment approach

      o     you seek stability of principal more than growth of capital

PERFORMANCE:


The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five years, and life of the Fund compare with those of a broad-based securities market index.The historical performance of Class AAA Shares, which are not offered in this Prospectus, is used to calculate performance for Class A, Class B, Class C, and Class I Shares prior to their issuance. Class A and Class B Shares both commenced their offering on March 1, 2000, Class C Shares were issued on November 23, 2001, and Class I Shares were first issued on January 11, 2008. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years, and the life of the Fund have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance for the Class B Shares and Class C Shares would have been lower and Class I Shares would have been higher than Class AAA performance due to the different expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of distributions.


                             GLOBAL OPPORTUNITY FUND
                      (FOR THE PERIODS ENDED DECEMBER 31)*


[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

      1999    2000    2001    2002    2003    2004    2005    2006    2007
      --------------------------------------------------------------------
      79.2%  -13.5%  -29.0%  -11.3%   37.4%   14.0%   15.2%   14.5%  13.7%


* The bar chart above shows the total returns for Class AAA Shares for the periods ended 1999 through 2000 and Class A Shares for the periods ended 2001 through 2007. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for a quarter was 38.9% (quarter ended



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


      December 31, 1999) and the lowest return for a quarter was (22.4)% (quarter ended September 30, 2001).

             AVERAGE ANNUAL TOTAL RETURNS                    PAST           PAST         SINCE MAY 11,
       (FOR THE PERIODS ENDED DECEMBER 31, 2007)          ONE YEAR(1)   FIVE YEARS(1)       1998*(1)
-------------------------------------------------------   -----------   -------------    -------------
Global Opportunity Fund Class A Shares**
   Return Before Taxes ................................      7.15%          17.23%           9.40%
   Return After Taxes on Distributions***..............      7.15%          17.24%           8.66%
   Return After Taxes on Distributions
      and Sale of Fund Shares .........................      4.86%          15.28%           7.85%
Class B Shares**
   Return Before Taxes ................................      7.78%          17.51%           9.47%
Class C Shares**
   Return Before Taxes ................................     11.57%          18.21%           9.92%
Class I Shares**
   Return Before Taxes ................................     13.62%          18.61%          10.06%
MSCI AC World Free Index**** ...........................    12.18%          18.80%           6.67%******
Lipper Global Multi-Cap Growth Fund Average***** .......     9.24%          16.11%           7.34%


----------

* From May 11, 1998, the date that the Fund's Class AAA Shares commenced investment operations.

** The performance for Class A Shares reflects the deduction of the maximum front-end sales load of 5.75% and the performance of Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales charge. Class I Shares do not include an initial sales charge or a contingent deferred sales charge. Expenses for Class I Shares are lower than those for Class A, Class B, and Class C Shares.

*** Increase in the Return After Taxes on Distributions over the Return Before Taxes is due to the Fund's foreign tax credits that were passed through to the shareholders.

**** The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is a widely recognized, unmanaged stock index composed of equity securities in developed and emerging market countries. The index figures do not reflect any deduction for fees, expenses, or taxes.

***** The Lipper Global Multi-Cap Growth Fund Average represents the average performance of mutual funds classified in this particular category as tracked by Lipper Inc.

****** From April 30, 1998, the date closest to the Fund's inception for which data is available. You cannot invest directly in the MSCI AC World Free Index or the Lipper Global Multi-Cap Growth Fund Average.



(1) The returns shown for Class A, Class B, Class C, and Class I Shares prior to their actual inception dates are those of a class of shares of the Fund not offered in this Prospectus (the "Class AAA Shares"). Net of applicable sales charges and 12b-1 fees, the Class AAA Shares, the Class A Shares, the Class B Shares, the Class C Shares, and the Class I Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, annual returns of the Class B and Class C Shares would be lower than returns for Class AAA Shares because of their applicable sales charges and higher fees and expenses. Annual returns for Class I Shares would be higher than the returns for Class AAA Shares because of their lower expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use a capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary due to the differences in expenses.



--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                              CLASS A    CLASS B     CLASS C    CLASS I
                                                                              SHARES      SHARES*     SHARES     SHARES
                                                                              -------    --------    -------    -------
SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
   (as a percentage of offering price) ....................................    5.75%(1)    None       None        None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption price(2)) ...............................    None(3)     5.00%(4)   1.00%(4)    None
Redemption Fees
   (as a percentage of amount redeemed for shares held 7 days or less)
   payable to the Fund ....................................................    2.00%       2.00%      2.00%       2.00%
ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets):
Management Fees ...........................................................    1.00%       1.00%      1.00%       1.00%
Distribution and Service (Rule 12b-1) Expenses(5) .........................    0.25%       1.00%      1.00%       None
Other Expenses ............................................................    0.71%       0.71%      0.71%       0.71%
                                                                               ----        ----       ----        ----

Total Annual Fund Operating Expenses(7) ...................................    1.96%       2.71%      2.71%       1.71%(6)
                                                                               ====        ====       ====        ====

----------
* Class B Shares are not available for new purchases other than exchanges from Class B Shares of other Gabelli/GAMCO Funds.


(1)   The sales charge declines as the amount invested increases.

(2) "Redemption price" equals the net asset value at the time of investment or redemption, whichever is lower for Class A, Class B, and Class C Shares.


(3) If no sales charge was paid at the time of purchase as part of an investment that is greater than $1,000,000, shares redeemed within eighteen months of such purchase may be subject to a deferred sales charge of 1.00%.


(4) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within seventy-two months after purchase. The sales charge declines the longer the investment remains in the Fund. A maximum sales charge of 1.00% applies to redemptions of Class C Shares within twelve months after purchase.

(5) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


(6) As of December 31, 2007, Class I Shares were not issued and therefore Total Annual Fund Operating Expenses for Class I Shares are based on estimated amounts.

(7) Effective January 1, 2008, the Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00%, 2.75%, 2.75%, and 1.75% for Class A, Class B, Class C, and Class I Shares, respectively. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed 2.00%, 2.75%, 2.75%, and 1.75% on an annualized basis for Class A, Class B, Class C, and Class I Shares, respectively.


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, except as noted, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                           ------   -------   -------   --------
Class A Shares
   - assuming redemption ...............   $  763   $ 1,155   $ 1,571   $  2,729
   - assuming no redemption ............   $  763   $ 1,155   $ 1,571   $  2,729
Class B Shares
   - assuming redemption ...............   $  774   $ 1,141   $ 1,635   $  2,861
   - assuming no redemption ............   $  274   $   841   $ 1,435   $  2,861



--------------------------------------------------------------------------------
                                                                              13

--------------------------------------------------------------------------------


Class C Shares
   - assuming redemption ...............   $  374   $   841   $ 1,435   $  3,041
   - assuming no redemption ............   $  274   $   841   $ 1,435   $  3,041
Class I Shares
   - assuming redemption ...............   $  174   $   539   $   928   $  2,019
   - assuming no redemption ............   $  174   $   539   $   928   $  2,019


                       GLOBAL CONVERTIBLE SECURITIES FUND

INVESTMENT OBJECTIVE:

The Fund seeks to provide investors with a high level of total return through a combination of current income and appreciation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund will invest at least 80% of its net assets in convertible securities. Convertible securities are bonds, debentures, corporate notes, preferred stocks, and other similar securities which are convertible or exchangeable for common stock within a particular time period at a specified price or formula, of foreign and domestic companies. The Adviser believes that certain characteristics of convertible securities make them appropriate investments for a fund seeking a high level of total return on its assets. These characteristics include: the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from preferred dividend or interest payments as compared to common stock dividends, and the decreased risk of decline in value relative to common stock due to the fixed income nature of convertible securities. The Fund may invest without limit in securities that are not considered investment grade and that accordingly have greater risk of loss of principal and interest.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Preferred stock and debt securities convertible into or exchangeable for common or preferred stock also are subject to interest rate risk and/or credit risk. When interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. In addition, the Fund may invest in lower credit quality securities which may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund may also underperform other investments or some of the Fund's holdings may underperform its other holdings. The investment policies of the Fund may lead to a higher portfolio turnover rate and correspondingly higher expenses which could negatively affect the Fund's performance. As the Fund is non-diversified, it will have the ability to invest a larger portion of its assets in fewer issuers than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in NAV than funds which invest in a broad range of issuers. Moreover, the Fund may invest a substantial portion of its assets in foreign securities which involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In addition, the costs of buying, selling, and holding foreign securities may be greater than for U.S. securities and foreign securities often trade in currencies other than the U.S. dollar and an increase in the value of the U.S. dollar relative to a foreign currency may cause the value of the Fund's investments in securities denominated in that currency to decline.


--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------

YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you are a long-term investor

      o     you seek growth of capital

      o     you seek to diversify your investments outside the U.S.

      o     you are seeking monthly distributions

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you are conservative in your investment approach

      o     you seek stability of principal more than growth of capital

PERFORMANCE:


The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based securities market index. The historical performance of Class AAA Shares, which are not offered in this prospectus, is used to calculate the performance of Class A, Class B, Class C, and Class I Shares prior to their issuance. Class A, Class B, and Class C Shares have been continuously outstanding since May 2, 2001, March 28, 2001, and November 26, 2001, respectively. Class I Shares were first issued on January 11, 2008. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years, and ten years have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance for the Class B Shares and Class C Shares would have been lower and Class I Shares would have been higher than Class AAA performance due to the different expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of distributions.


                       GLOBAL CONVERTIBLE SECURITIES FUND
                      (FOR THE PERIODS ENDED DECEMBER 31)*

      1998   1999    2000    2001   2002   2003   2004   2005   2006   2007
      ---------------------------------------------------------------------
      8.6%   51.1%  -14.0%  -13.2% -4.7%   21.5%  11.6%   8.2%  8.4%   2.1%


--------------------------------------------------------------------------------
                                                                              15

--------------------------------------------------------------------------------


* The bar chart above shows total returns for Class AAA Shares for the periods ended 1998 through 2001 and Class A Shares for the periods ended 2002 through 2007. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for a quarter was 20.3% (quarter ended December 31, 1999) and the lowest return for a quarter was (13.0)% (quarter ended September 30, 2001).

                            AVERAGE ANNUAL TOTAL RETURNS                                   PAST          PAST            PAST
                      (FOR THE PERIODS ENDED DECEMBER 31, 2007)                        ONE YEAR(1)   FIVE YEARS(1)   TEN YEARS(1)
------------------------------------------------------------------------------------   -----------   -------------   ------------
Global Convertible Securities Fund
Class A Shares*
   Return Before Taxes .............................................................      (3.76)%        8.88%           5.96%
   Return After Taxes on Distributions .............................................      (5.78)%        6.78%           4.30%
   Return After Taxes on Distributions and Sale of Fund Shares .....................      (0.29)%        7.13%           4.57%
Class B Shares*
   Return Before Taxes .............................................................      (3.70)%        9.08%           6.04%
Class C Shares*
   Return Before Taxes .............................................................       0.17%         9.35%           6.11%
Class I Shares*
   Return Before Taxes .............................................................       2.08%        10.14%           6.57%
MSCI World Free Index** ............................................................       9.04%        16.96%           6.99%
UBS Global Convertible Index*** ....................................................      11.26%        12.28%           9.37%
Merrill Lynch Global 300 Convertible Index**** .....................................       9.80%        10.79%           7.67%

----------
* The performance for Class A Shares reflects the deduction of the maximum front-end sales load of 5.75% and the performance of Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales charge. Class I Shares do not include an initial sales charge or a contingent deferred sales charge. Expenses for Class I Shares are lower than those for Class A, Class B, and Class C Shares.


** The Morgan Stanley Capital International (MSCI) World Free Index is a widely recognized, unmanaged stock index composed of equity securities in developed countries. The index figures do not reflect any deduction for fees, expenses, or taxes.


*** The UBS Global Convertible Index is an unmanaged index composed of global convertible securities. The index figures do not reflect any deduction for fees, expenses, or taxes.


**** The Merrill Lynch Global 300 Convertible Index is an unmanaged indicator of investment performance.


      You cannot invest directly in the MSCI World Free Index, the UBS Global Convertible Index, or the Merrill Lynch Global 300 Convertible Index.

(1) The returns shown for Class A, Class B, Class C, and Class I Shares prior to their actual inception dates are those of a class of shares of the Fund not offered in this Prospectus (the "Class AAA Shares"). Net of applicable sales charges and 12b-1 fees, the Class AAA Shares, the Class A Shares, the Class B Shares, the Class C Shares, and the Class I Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, annual returns of the Class B and Class C Shares would be lower than returns for Class AAA Shares because of their applicable sales charges and higher fees and expenses. Annual returns for Class I Shares would be higher than the returns for Class AAA Shares because of their lower expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use a capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary due to the differences in expenses.



--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                                      CLASS A     CLASS B    CLASS C     CLASS I
                                                                                      SHARES      SHARES*    SHARES       SHARES
                                                                                      -------     -------    -------     --------
SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
   (as a percentage of offering price) .............................................    5.75%(1)    None        None        None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption price(2)) ........................................    None(3)     5.00%(4)    1.00%(4)    None
Redemption Fees
   (as a percentage of amount redeemed for shares held 7 days or
   less) payable to the Fund .......................................................    2.00%       2.00%       2.00%       2.00%
ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets):
Management Fees ....................................................................    1.00%       1.00%       1.00%       1.00%
Distribution and Service (Rule 12b-1) Expenses(5) ..................................    0.25%       1.00%       1.00%       None
Other Expenses .....................................................................    1.20%       1.20%       1.20%       1.20%
                                                                                        ----        ----        ----        ----

Total Annual Fund Operating Expenses ...............................................    2.45%       3.20%       3.20%       2.20%
                                                                                        ====        ====        ====        ====

The Adviser has a voluntary fee waiver that may be revoked at any time at the discretion of the Adviser. Under this voluntary fee waiver, the Adviser has agreed to waive its investment advisory fees to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00%, 2.75%, 2.75%, and 1.75% for Class A, Class B, Class C, and Class I Shares, respectively. The fee waiver and Total Annual Fund Operating Expenses are:

Fee Waiver and/or Expense Reimbursement ............................................    0.33%       0.33%       0.33%       0.33%
                                                                                        ----        ----        ----        ----

Total Annual Fund Operating Expenses After Fee Waiver ..............................    2.12%       2.87%       2.87%       1.87%(6)
                                                                                        ====        ====        ====        ====

----------
* Class B Shares are not available for new purchases other than exchanges from Class B Shares of other Gabelli/GAMCO Funds.


(1)   The sales charge declines as the amount invested increases.

(2) "Redemption price" equals the net asset value at the time of investment or redemption, whichever is lower for Class A, Class B, and Class C Shares.


(3) If no sales charge was paid at the time of purchase as part of an investment that is greater than $1,000,000, shares redeemed within eighteen months of such purchase may be subject to a deferred sales charge of 1.00%.


(4) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within seventy-two months after purchase. The sales charge declines the longer the investment remains in the Fund. A maximum sales charge of 1.00% applies to redemptions of Class C Shares within twelve months after purchase.

(5) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


(6) As of December 31, 2007, Class I Shares had not been issued and therefore Total Annual Fund Operating Expenses for Class I Shares are based on estimated amounts.

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, except as noted, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
Class A Shares
   - assuming redemption                  $  809   $ 1,295   $ 1,805   $  3,201
   - assuming no redemption               $  809   $ 1,295   $ 1,805   $  3,201



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


Class B Shares
   - assuming redemption                  $  824   $ 1,289   $ 1,878   $  3,338
   - assuming no redemption               $  324   $   989   $ 1,678   $  3,338

Class C Shares
   - assuming redemption                  $  422   $   983   $ 1,669   $  3,494
   - assuming no redemption               $  322   $   983   $ 1,669   $  3,494

Class I Shares
   - assuming redemption                  $  224   $   691   $ 1,185   $  2,544
   - assuming no redemption               $  224   $   691   $ 1,185   $  2,544


                         INVESTMENT AND RISK INFORMATION

Each Fund invests primarily in common stocks (or, in the case of the Global Convertible Securities Fund, in securities convertible into common stock) of companies which the Funds' portfolio management teams believe are likely to have rapid growth in revenues and earnings and the potential for above average capital appreciation. The Adviser invests in companies whose stocks are selling at a significant discount to their "private market value". Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this private market value may exist.

Undervaluation of a company's stock can result from a variety of factors, such as a lack of investor recognition of:

      o     the underlying value of a company's fixed assets,

      o     the value of a consumer or commercial franchise,

      o changes in the economic or financial environment affecting the company,

      o     new, improved, or unique products or services,

      o     new or rapidly expanding markets,

      o technological developments or advancements affecting the company or its products, or

      o     changes  in  governmental   regulations,   political   climate,   or
            competitive conditions.

The actual events that may lead to a significant increase in the value of a company's securities include:

      o     a change in the company's management policies,

      o     an investor's purchase of a large portion of the company's stock,

      o     a merger or reorganization or recapitalization of the company,

      o     a sale of a division of the company,

      o     a tender offer (an offer to purchase investors' shares),

      o the spin-off to shareholders of a subsidiary, division, or other substantial assets, or

      o     the   retirement  or  death  of  a  senior  officer  or  substantial shareholder of the company.

In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics, and the perceived strength of its management.

The investment policy of each of the Global Telecommunications Fund and the Global Convertible Securities Fund relating to the type of securities in which 80% of the Fund's net assets must be invested may be changed by the Board of Directors (the "Board") without shareholder approval. Shareholders will, however, receive at least 60 days' notice prior to any change in this policy.

The Funds may also use the following investment techniques:

      o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, each Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include fixed income securities, money market instruments, obligations of the U.S. government and its


--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------

            agencies, and instrumentalities, or repurchase agreements. When following a defensive strategy, a Fund will be less likely to achieve its investment goal.

Investing in the Funds involves the following risks:

      o EQUITY RISK. The principal risk of investing in the Funds is equity risk. Equity risk is the risk that the prices of the securities held by the Funds will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

      o FUND AND MANAGEMENT RISK. If a portfolio management team's judgment in selecting securities is incorrect or if the market segment in which a Fund invests has poor performance or falls out of favor with investors, a Fund could underperform the stock market or its peers. A Fund could also fail to meet its investment objective. If the portfolio management team's assessment of the values of the securities a fund holds is incorrect, or no event occurs which surfaces value, then the value of that Fund's shares may decline.

      o NON-DIVERSIFICATION RISK. Each Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of fewer issuers to a greater extent than a diversified investment company. Because each Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Funds may buy.

      o INDUSTRY CONCENTRATION RISK. GLOBAL TELECOMMUNICATIONS FUND ONLY -- The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market and the products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Certain companies in the U.S., for example, are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered. Such companies are becoming subject to increasing levels of competition. As a result, stocks of these companies may be subject to greater price volatility.

      o INDUSTRY RISK. Certain industries in which the Funds may invest are subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry.

            Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short-term impact on revenues, profits, and share valuations.

            Certain of the companies in which the Funds may invest allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Funds invest may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

      o LOW CREDIT QUALITY RISK. GLOBAL CONVERTIBLE SECURITIES FUND ONLY--Because many convertible securities are rated below investment grade, the Fund may invest without limit in securities rated lower than "BBB" by Standard & Poor's Rating Services ("S&P") or "Caa" or lower by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, are of comparable quality as determined by the


--------------------------------------------------------------------------------
                                                                              19

--------------------------------------------------------------------------------

            Adviser. These securities and securities rated "BB" or lower by S&P or "Ba" or lower by Moody's may include securities of issuers in default. Such securities are considered by the rating agencies to be predominantly speculative and may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity resulting in the possibility that prices realized upon the sale of such securities will be less than the prices used in calculating the Fund's NAV.

      o CONVERTIBLE SECURITIES AND CREDIT RISK. GLOBAL CONVERTIBLE SECURITIES FUND ONLY--The characteristics of convertible securities make them appropriate investments for investors who seek a high level of total return with the addition of credit risk. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends, and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level which causes it to sell at a discount. Any common stock or other equity security received by conversion will not be included in the calculation of the percentage of total assets invested in convertible securities.

      o PORTFOLIO TURNOVER RISK. The investment policies of the Funds may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Funds' expenses which could negatively affect the Funds' performance.

      o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

                  o These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

                  o Enforcing legal rights may be difficult, costly, and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

                  o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

                  o Foreign markets may be less liquid and more volatile than U.S. markets.

                  o Foreign securities often trade in currencies other than the U.S. dollar, and the Funds may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Funds' NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the
                        Funds to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Funds' foreign currency holdings.


--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------

                  o Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Each Fund's investments in the securities of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

PORTFOLIO HOLDINGS. A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' Statement of Additional Information ("SAI"), which may be obtained by calling 800-GABELLI (800-422-3554), your broker, or free of charge through the Adviser's website at www.gabelli.com.

                             MANAGEMENT OF THE FUNDS

THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment programs and manages the Funds' operations under the general supervision of the Funds' Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, the Adviser is entitled to an advisory fee, computed daily and payable monthly, at the annual rates set forth below:


                                            ANNUAL ADVISORY FEE-               ADVISORY FEE PAID FOR
                                              CONTRACTUAL RATE               FISCAL YEAR ENDED 12/31/07
                                     (AS A PERCENTAGE OF AVERAGE DAILY   (AS A PERCENTAGE OF AVERAGE DAILY
FUND                                            NET ASSETS)                         NET ASSETS)
------                               ---------------------------------   ---------------------------------
Global Telecommunications Fund                     1.00%                               1.00%
Global Growth Fund                                 1.00%                               1.00%
Global Opportunity Fund                            1.00%                               1.00%*
Global Convertible Securities Fund                 1.00%                               0.66%*


----------
*     After reimbursement of expenses to the Fund.


With respect to the Global Opportunity Fund, effective January 1, 2008, the Adviser has contractually agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00%, 2.75%, 2.75%, and 1.75% for Class A, Class B, Class C, and Class I Shares, respectively. With respect to the Global Convertible Securities Fund, the Adviser has voluntarily agreed to waive its investment advisory fee to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00%, 2.75%, 2.75%, and 1.75% for Class A, Class B, Class C, and Class I Shares, respectively. This fee waiver arrangement may be increased or decreased at any time.


In addition, during the two year period following any waiver or reimbursement by the Adviser, the Global Opportunity Fund has agreed to repay such amount to the extent that after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed 2.00%,


--------------------------------------------------------------------------------
                                                                              21

--------------------------------------------------------------------------------


2.75%, 2.75%, and 1.75% on an annualized basis for Class A, Class B, Class C Shares, and Class I Shares respectively.

The Funds' annual reports to shareholders for the period ended December 31, 2007 contain a discussion of the basis of the Board's determinations to continue the investment advisory agreements as described above.

REGULATORY MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the Securities and Exchange Commission ("SEC") to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the Investment Company Act of 1940, as amended ("1940 Act") and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant, and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above-referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the investment advisory agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the investment advisory agreement.


THE PORTFOLIO MANAGERS


GLOBAL TELECOMMUNICATIONS FUND Mario J. Gabelli, CFA is primarily responsible for the day-to-day investment management of the Global Telecommunications Fund. Mr. Gabelli is Chairman and Chief Executive Officer of the Adviser's parent company, GAMCO Investors, Inc. Evan Miller, CFA, and Sergey Dluzhevskiy, CPA are on the Global Telecommunications Fund's team and provide research and investment recommendations for the consideration of Mr. Gabelli. Mr. Miller has been an Associate Portfolio Manager and research analyst with the Adviser since 2002. Mr. Dluzhevskiy has been an Associate Portfolio Manager since May 2006 and a research analyst with the Adviser since 2005. Prior to 2005, Mr. Dluzhevskiy was a senior accountant at Deloitte & Touche (1999-2003). Mr. Dluzhevskiy attended the Wharton School, University of Pennsylvania (2003-2005) where he received his MBA in Finance and Accounting.

GLOBAL CONVERTIBLE SECURITIES FUND The day-to-day investment management of the Global Convertible Securities Fund is performed by a team of portfolio managers comprised of Joshua Fenton, Wayne C. Plewniak, and Mario J. Gabelli. Mr. Fenton has been the Director of Buy Side Research for GAMCO Asset Management Inc. since 2001 and is a co-portfolio manager of the Gabelli Global Gold, Natural Resources and Income Trust. Mr. Plewniak has been Managing Director and Head of Gabelli Fixed Income since 2006. Mr. Plewniak was formerly with Lehman Brothers/Neuberger Berman where he served as Managing Director and Senior Portfolio Manager of the firm's High Yield business, following its acquisition from Lipper & Company in 2002. Plewniak has an MBA in Finance and International Business from Georgetown University and a B.S. in Industrial Engineering from the Rochester Institute of Technology.

GLOBAL OPPORTUNITY FUND Caesar Bryan is primarily responsible for the day-to-day investment management of the Global Opportunity Fund. Mr. Bryan is the portfolio manager of the GAMCO Gold Fund and GAMCO International Growth Fund, a Co-Portfolio Manager of the Gabelli Global Gold, Natural Resources and Income Trust, and a Senior Vice President of GAMCO Investors, Inc. since 1994. Kevin Dreyer and Anthony Fritz, CFA are on the Global Opportunity Fund's team and provide research and investment recommendations for the consideration of Mr. Bryan. Mr. Dreyer has been an Associate Portfolio Manager since May 2006. Prior to May 2006, Mr. Dreyer was a research analyst with the Adviser since 2005. Before joining the Adviser, Mr. Dreyer attended Columbia University Graduate School of Business, from 2003 to 2005, graduating with an MBA, Finance. Mr. Fritz has been an Associate Portfolio Manager since May 2006. Prior to May 2006, Mr. Fritz was a research analyst with the Adviser since 2005. Prior to 2005, Mr. Fritz attended Columbia University Graduate School of Business from 2003 to 2005, graduating with an MBA, Finance.


GLOBAL GROWTH FUND The members of the Global Growth Fund portfolio management team include Howard Ward and Caesar Bryan.

Mr. Ward is the Director of Growth Products for GAMCO Investors, Inc., has managed the GAMCO Growth Fund since January 1994 and has been a portfolio manager with GAMCO Investors, Inc. since 1994. Mr.Ward and Mr. Bryan are responsible for the day-to-day investment management of the Global Growth Fund.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by them, and their ownership of securities in the Funds.

                                CLASSES OF SHARES


Four classes of the Funds' shares are offered in this Prospectus - Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares of the Funds are described in a separate



--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------


Prospectus. Class B Shares are not currently available for new purchases, other than exchanges from Class B shares of other Gabelli/GAMCO funds. Class I Shares are available to foundations, endowments, institutions and employee benefit plans. The minimum investment for Class I Shares is $500,000, if the investor purchases the shares directly through Gabelli & Company, Inc., the Funds' Distributor (the "Distributor") or brokers that have entered into selling agreements with the Distributor specifically with respect to Class I Shares. The minimum is waived for plans with assets of at least $50 million. The Distributor or its affiliates may accept, in their sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet these qualification requirements. The table that follows summarizes the differences among the classes of shares.


      o A "front-end sales load," or sales charge, is a one-time fee charged at the time of purchase of shares.

      o A "contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption.

      o A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on a Fund's average daily net assets attributable to the particular class of shares.

In selecting a class of shares in which to invest, you should consider:

      o     the length of time you plan to hold the shares;

      o the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if a Fund's assets increase in value and decreases if a Fund's assets decrease in value;

      o whether you qualify for a reduction or waiver of the Class A sales charge;

      o that Class B Shares convert to Class A Shares approximately ninety-six months (eight years) after purchase;

      o     new investments in Class B Shares are no longer available; and

      o whether you qualify to purchase Class I Shares (direct institutional purchase of $500,000 or more).

---------------------------------------------------------------------------------------------------------
                         CLASS A SHARES          CLASS B SHARES       CLASS C SHARES       CLASS I SHARES
---------------------------------------------------------------------------------------------------------
Front-End Sales       Yes. The percentage     No.                    No.                  No.
Load?                 declines as the
                      amount invested
                      increases.
---------------------------------------------------------------------------------------------------------
Contingent Deferred   No, except for          Yes, for shares        Yes, for shares      No.
Sales Charge?         shares redeemed         redeemed within        redeemed within
                      within eighteen         seventy-two months     twelve months
                      months after purchase   after purchase.        after purchase.
                      as part of an           Declines over time.
                      investment greater
                      than $1 million if
                      no front-end sales
                      charge was paid at
                      the time of purchase.
---------------------------------------------------------------------------------------------------------
Rule 12b-1 Fee        0.25%                   1.00%                  1.00%                None.
---------------------------------------------------------------------------------------------------------
Convertible to        No.                     Yes. Automatically     No.                  No.
Another                                       converts to Class
Class?                                        A Shares
                                              approximately
                                              ninety-six months
                                              after-purchase.
---------------------------------------------------------------------------------------------------------
Fund Expense Levels   Lower annual            Higher annual          Higher annual        Lower annual
                      expenses than Class     expenses than Class    expenses than        expenses than
                      B or Class C Shares.    A Shares and Class I   Class A Shares and   Class A, Class
                      Higher annual           Shares.                Class I Shares.      B, or Class C
                      expenses than Class                                                 Shares.
                      I Shares.
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                              23

--------------------------------------------------------------------------------

The following sections include important information about sales charge and sales charge reductions and waivers available to investors in Class A Shares and describe information or records you may need to provide to the Funds or your broker in order to be eligible for sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers to the various classes of the Funds' Shares is also available free of charge and in a clear and prominent format on our website at www.gabelli.com (click on "Mutual Funds - Sales Load and Breakpoint Info").

------------------------------------------------------------------------------------------------------------------------------------
                IF YOU...                                                         THEN YOU SHOULD CONSIDER...
------------------------------------------------------------------------------------------------------------------------------------
o qualify for a reduced or waived front-end sales load          purchasing  Class A Shares  instead  of  Class B Shares  or Class C
                                                                Shares
------------------------------------------------------------------------------------------------------------------------------------
o do not qualify for a reduced or waived front-end sales load   purchasing Class C Shares instead of either Class A Shares or Class
  and intend to hold your shares for only a few years           B Shares
------------------------------------------------------------------------------------------------------------------------------------
o do not qualify for a reduced or waived front-end sales load   purchasing Class A Shares instead of either Class B Shares or Class
  and intend to hold your shares indefinitely                   C Shares
------------------------------------------------------------------------------------------------------------------------------------
o are an eligible institution and wish to purchase at least     purchasing Class I Shares
  $500,000 worth of shares
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SALES CHARGE - CLASS A SHARES. The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:

                                  SALES CHARGE      SALES CHARGE       REALLOWANCE
                                   AS % OF THE        AS % OF               TO
AMOUNT OF INVESTMENT              OFFERING PRICE*   AMOUNT INVESTED   BROKER-DEALERS
--------------------              ---------------   ---------------   --------------
Under $50,000                         5.75%               6.10%            5.00%
$50,000 but under $100,000            4.75%               4.99%            4.00%
$100,000 but under $250,000           3.75%               3.90%            3.00%
$250,000 but under $500,000           2.75%               2.83%            2.25%
$500,000 but under $1 million         2.00%               2.04%            1.75%
$1 million but under $2 million       0.00%**             0.00%            1.00%
$2 million but under $5 million       0.00%**             0.00%            0.50%
$5 million or more                    0.00%**             0.00%            0.25%

----------
*     Includes front-end sales load.


** Subject to a 1.00% CDSC for eighteen months after purchase if no front-end sales charge was paid at the time of purchase. No sales charge is imposed on reinvestment of distributions selected in advance of the distributions.


BREAKPOINTS OR VOLUME DISCOUNTS

The Funds offer you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A Shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $50,000 or more in Class A Shares of the Funds, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC may apply if shares are redeemed within eighteen months after purchase.

SALES CHARGE REDUCTIONS AND WAIVERS -- CLASS A SHARES:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of


Class A Shares to receive Volume Discounts and (2) investors who sign a Letter of Intent agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.


VOLUME DISCOUNTS/RIGHTS OF ACCUMULATION. In order to determine whether you qualify for a Volume Discount under the sales charge schedule above, you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under age 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Funds use the current net asset value of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a Volume Discount.


LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of a Fund and submit a Letter of Intent (the "Letter") to your broker or the Distributor, you may make purchases of Class A Shares of that Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Funds will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current NAV. For more information on the Letter, call your broker.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS. In order for you to take advantage of sales charge reductions, you or your broker must notify the Funds that you qualify for a reduction. Without notification, the Funds are unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Funds to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Funds or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

      o     all of your accounts at the Funds or a broker;

      o     any account of yours at another broker; and

      o accounts of related parties of yours, such as members of the same family, at any broker.

You should therefore keep copies of these types of records.


INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of each Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, Bank of New York, Mellon Trust of New England, N.A., Boston Financial Data Services, Inc. ("BFDS"), State Street Bank and Trust Company, the Fund's Transfer Agent ("State Street"), PFPC Inc. and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners, and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment), the term "immediate family" for this purpose refers to a person's spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; 4) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made



--------------------------------------------------------------------------------
                                                                              25

--------------------------------------------------------------------------------
within 45 days of the  redemption;  (5) tax-exempt  organizations  enumerated in
Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (6) qualified employee benefit plans established pursuant to
Section 457 of the Code that have established omnibus accounts with the Fund or an intermediary; (7) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Fund; (8) any unit investment trusts registered under the 1940 Act which have shares of the Fund as a principal investment; (9) Investment advisory clients of GAMCO Asset Management Inc.; (10) employee participants of organizations adopting the 401(K) Plan sponsored by the Adviser; (11) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Funds' Distributor; and (12) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

Investors who qualify under any of the categories described above should contact their brokerage firm. Some of these investors may also qualify to invest in Class I Shares.

CONTINGENT  DEFERRED SALES CHARGES

You will pay a CDSC when you redeem:

      o Class A Shares within approximately eighteen months of buying them as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase;

      o Class B Shares within approximately seventy-two months of buying them; or

      o     Class C Shares within approximately twelve months of buying them.

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%. The CDSC schedule for Class B Shares is set forth below. In each case, the CDSC is based on the NAV at the time of your investment or the NAV at the time of redemption, whichever is lower.

                                                                 CLASS B SHARES
           YEARS SINCE PURCHASE                                        CDSC
           --------------------                                  --------------
           First .............................................         5.00%
           Second ............................................         4.00%
           Third .............................................         3.00%
           Fourth ............................................         3.00%
           Fifth .............................................         2.00%
           Sixth .............................................         1.00%
           Seventh and thereafter ............................         0.00%

The Distributor pays sales commissions of up to 4.00% of the purchase price of Class B Shares of a Fund at the time of sale to brokers who initiate and are responsible for purchases of such Class B Shares of the Fund.

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of a Fund at the time of sale to brokers who initiate and are responsible for purchases of such Class C Shares of a Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original


--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------

shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

      o redemptions and distributions from retirement plans made after the death or disability of a shareholder

      o minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2

      o     involuntary redemptions made by the Fund

      o a distribution from a tax-deferred retirement plan after your retirement

      o returns of excess contributions to retirement plans following the shareholder's death or disability

CONVERSION FEATURE - CLASS B SHARES:

      o Class B Shares automatically convert to Class A Shares of a Fund on the first business day of the ninety-seventh month following the month in which you acquired such shares.

      o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.

      o You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

      o The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

      o If you exchange Class B Shares of one fund for Class B Shares of another fund, your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.

The Funds' Board may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.

RULE 12b-1 PLAN. Each Fund has adopted distribution plans under Rule 12b-1 (the "Plans") for Class A, Class B, and Class C Shares of the Funds (each a "Plan"). Under these Plans, a Fund may use its assets to finance activities relating to the sale of its Class A, Class B, and Class C Shares and the provision of certain shareholder services.

For the Class A, Class B, and Class C Shares covered by this Prospectus, the Rule 12b-1 fees vary by class as follows:

                                                   CLASS A   CLASS B   CLASS C
                                                   -------   -------   -------
Service Fees ...................................    0.25%     0.25%      0.25%
Distribution Fees ..............................    None      0.75%      0.75%

These are annual rates based on the value of each of these Classes' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B and Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, if you sell or exchange your shares within seven (7) days or less after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount which is payable to the Fund. See "Redemption of Shares" herein.


--------------------------------------------------------------------------------
                                                                              27

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

You can purchase the Funds' shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares directly through registered broker-dealers, banks, or other financial intermediaries that have entered into appropriate selling agreements with the Funds' Distributor.

The broker-dealer, bank, or other financial intermediary will transmit a purchase order and payment to State Street on your behalf. Broker-dealers, banks, or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Funds.

Presently, Class B Shares may only be acquired through an exchange of Class B Shares of another Gabelli/GAMCO fund.

      o BY MAIL OR IN PERSON. Your broker-dealer, bank, or financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund(s), and class of shares you wish to purchase.

            BY MAIL                    BY PERSONAL DELIVERY
            -------                    --------------------
            THE GABELLI FUNDS          THE GABELLI FUNDS
            P.O. BOX 8308              C/O BFDS
            BOSTON, MA 02266-8308      30 DAN ROAD
                                       CANTON, MA 02021-2809

      o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund(s) at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                         RE: THE GAMCO ("NAME OF") FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

      If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.

SHARE PRICE. The Funds sell shares based on the NAV next determined after the time as of which the Funds receive your completed subscription order form and your payment, subject to an up-front sales charge in the case of Class A Shares. See "Pricing of Fund Shares" for a description of the calculation of the NAV, as described under "Classes of Shares-Sales Charge-Class A Shares".

MINIMUM INVESTMENT(S). Your minimum initial investment must be at least $1,000 for Class A, Class B, and Class C Shares. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" under "Additional Purchase Information for Class A, Class B, and Class C Shares" below regarding minimum investment amounts applicable to such plans.

Your minimum initial investment for Class I Shares must be at least $500,000. The minimum initial investment for Class I Shares is waived for employee benefit plans with assets of at least $50 million.

There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

GENERAL. State Street will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best


--------------------------------------------------------------------------------
28

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interest to do so, (ii)  suspend the  offering of shares for any period of time, and (iii) waive the Funds' minimum purchase requirements.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company, on behalf of the Funds, to obtain, verify, and record identifying information, which may include the name, residential, or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Company verifies the account holder's identity.

THIRD PARTY ARRANGEMENTS. In addition to, or in lieu of, amounts paid to brokers, dealers, or financial intermediaries as a re-allowance of a portion of the sales commission, the Adviser or an affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payments under the Funds' distribution plans), make cash payments to some but not all brokers, dealers, or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds, and/or to promote retention of their customers' assets in the Funds. These payments, sometimes referred to as
"revenue sharing", do not change the price paid by investors to purchase the Funds' shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) shareholder servicing, transaction processing, sub-accounting services, marketing support, and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the Fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.


The Adviser or an applicable affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority ("FINRA"), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.


The Adviser or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the applicable Fund attributable to the particular firm depending on the nature and level of services and other factors.

ADDITIONAL PURCHASE INFORMATION FOR CLASS A SHARES, CLASS B SHARES, AND CLASS C SHARES


RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Funds make available IRAs, "Roth" IRAs and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Funds do not currently act as a sponsor to such plans. Fund



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shares may also be a suitable investment for other types of qualified pension or
profit-sharing   plans  which  are  employer   sponsored,   including   deferred
compensation or salary reduction plans known as "401(k) Plans". The minimum initial investment in all such retirement plans is $250. There is no minimum for subsequent investments in retirement plans.

AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.


TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Funds' Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.


                              REDEMPTION OF SHARES


You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell their shares or accurately determine the value of its assets, or if the SEC orders the Funds to suspend redemptions.


The Funds redeem their shares based on the NAV next determined after the time as of which the Funds receive your redemption request in proper form, subject in some cases to a CDSC, as described under "Classes of Shares - Contingent Deferred Sales Charges or a redemption fee as described below." See "Pricing of Fund Shares" for a description of the calculation of NAV.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Funds believe that excessive short-term trading of Fund shares creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because each of the Funds may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of a foreign security or securities takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the net asset value. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure


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when an event will affect a market price and to what extent. As a result,  there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.


In order to discourage frequent short-term trading in Fund shares, each Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on Class A, Class B, Class C, and Class I Shares that are redeemed or exchanged within seven (7) days or less after the date of a purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Funds and does not benefit the Funds' Adviser or any other third party. For purposes of computing the redemption fee, shares will be treated as being redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to each Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Fund,
(iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place. While each Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Funds with information relating to its customers investing in each Fund through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because each Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Funds cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with each Fund's policies. Subject to the exclusions discussed above, each Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Funds to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary's policies on frequent trading restrictions.


Each Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay or impose other conditions on exchanges or purchases. The Funds have adopted a policy of seeking to minimize short-term trading in their shares and monitor purchase and redemption activities to assist in minimizing short-term trading.

In the event that you wish to redeem shares in a registered account established by a broker-dealer or other financial intermediary and you are unable to contact your broker-dealer or financial intermediary, you may redeem shares by mail. You may mail a letter requesting the redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of Shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a signature guarantee.

AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with


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State Street. Please call 800-GABELLI  (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Funds may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if the Funds initiate such action and the Funds will allow 30 days for you to increase the value of your account to at least $1,000.

REINSTATEMENT PRIVILEGE. A shareholder in the Fund who has redeemed Class A Shares may reinvest, without a sales charge, up to the full amount of such redemption at the NAV determined at the time of the reinvestment within 45 days of the original redemption. A redemption is a taxable transaction and a gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired if within 30 days of the redemption.

REDEMPTION PROCEEDS. A redemption request received by a Fund will be effected based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you with-in seven days after receipt of your redemption request. If you purchased your Fund(s) shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Fund(s) will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

REDEMPTION  IN KIND.  In  certain  circumstances,  any of the Funds may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Funds' Board believes that it would be in the best interest not to pay redemption proceeds in cash.

                               EXCHANGE OF SHARES

You can exchange shares of the Fund(s) you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. You may call your broker to obtain a list of the funds whose shares you may acquire through an exchange. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund(s) (after reexchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a money market fund. The Fund(s) or any of the other funds may impose limitations on, or terminate, the exchange privilege with respect to such fund or investor at any time.

In effecting an exchange:

      o you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

      o if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

      o if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

      o     you may realize a taxable gain or loss;

      o you should be aware that brokers may charge a fee for handling an exchange for you; and

      o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain the prospectus.


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You may exchange shares by telephone,  by mail, over the Internet,  or through a registered broker-dealer or other financial intermediary.

      o     EXCHANGE  BY  TELEPHONE.  You  may  give  exchange  instructions  by
            telephone  by  calling  800-GABEL-LI  (800-422-3554). You   may  not
            exchange shares by telephone if you hold share certificates.

      o     EXCHANGE BY MAIL.  You may send a written  request for exchanges to:
            THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

      o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

The Funds or any of the other funds may modify or terminate the exchange privilege with respect to such fund at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Funds. This charge is set by your broker and does not benefit the Funds or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES

Each Fund's NAV is calculated separately for each class of shares of each Fund on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.


Each Fund's NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Each class of each Fund's NAV is computed by dividing the value of the applicable Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV of each class next made as of a time after the time as of which the purchase or redemption order is received in proper form.


Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities


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of 60 days or less that are not credit  impaired are valued at  amortized  cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.


Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipt ("ADR") securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.


                           DIVIDENDS AND DISTRIBUTIONS


Dividends out of net investment income and capital gains, if any, will be paid annually, except for the Global Convertible Securities Fund which pays dividends quarterly. You may have dividends or capital gain distributions that are declared by the Funds reinvested automatically at NAV in additional shares of the respective Fund(s). You will make an election to receive dividends and distributions in cash or Fund(s) shares at the time you first purchase your shares. You may change this election by notifying your broker or the Funds in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, however the Global Convertible Securities Fund has been distributing at least $0.03 per share on a quarterly basis since June 2005. To the extent the distributions are in excess of the Global Convertible Securities Fund's taxable income, the distributions will be treated as a non-taxable return of capital. There can be no assurance that the Funds will pay any dividends or realize any capital gains or other income. Dividends and distributions may differ for different classes of shares.


                                 TAX INFORMATION

The Funds expect that distributions will consist primarily of investment company taxable income, net capital gains and/or a return of capital. Dividends out of investment company taxable income and distributions of net short-term capital gains (i.e., gains from securities held by the Funds for one year or less) are taxable to you as ordinary income, except that qualified dividends are eligible for a reduced rate. Distributions of net long-term capital gains are taxable to you at the long-term capital gain rates no matter how long you have owned your shares. The Global Telecommunications Fund, the Global Growth Fund, and the Global Opportunity Fund have a significant amount of capital loss carryforwards which are available to offset any future net realized gains. As a result, distributions from capital gains are not expected for 2007, or until the capital loss carryforward is utilized or expires. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares of the Funds, generally will be subject to federal, state, and/or local taxes. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of the Funds' shares; and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax. The tax basis of your holdings will be reduced to the extent you receive any distributions treated as a non-taxable return of capital.


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This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.

A dividend declared by the Fund in October, November or December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.

                            MAILINGS TO SHAREHOLDERS

In our continuing effort to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.

                              FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the financial performance of each Fund for the past five fiscal years. The total returns in the tables represent the return that an investor would have earned or lost on an investment in the designated class of shares (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Funds' financial statements and related notes, is included in each Fund's annual report, which is available upon request. As of December 31, 2007, Class I Shares of each Fund were not issued and therefore no financial history is available as of that date.



--------------------------------------------------------------------------------
                                                                              35

--------------------------------------------------------------------------------

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:


                                 INCOME FROM INVESTMENT OPERATIONS              DISTRIBUTIONS
                           --------------------------------------------   --------------------------
                                                  Net
               Net Asset                      Realized and     Total
   Period        Value,           Net          Unrealized      from          Net
   Ended       Beginning      Investment        Gain on      Investment   Investment       Total       Redemption
December 31,   of Period   Income (Loss)(a)    Investments   Operations     Income     Distributions     Fees(a)
------------   ---------   ----------------   ------------   ----------   ----------   -------------   ----------
CLASS A
   2007         $ 22.43        $   0.23          $ 3.89        $ 4.12      $ (0.23)      $ (0.23)       $ 0.00(c)
   2006           17.51            0.12            4.95          5.07        (0.15)        (0.15)         0.00(c)
   2005           17.22            0.14            0.35          0.49        (0.20)        (0.20)         0.00(c)
   2004           14.03            0.08            3.19          3.27        (0.08)        (0.08)         0.00(c)
   2003            9.83           (0.04)           4.24          4.20           --            --          0.00(c)

CLASS B
   2007         $ 21.90        $   0.06          $ 3.75        $ 3.81      $ (0.04)      $ (0.04)       $ 0.00(c)
   2006           17.11           (0.03)           4.82          4.79           --            --          0.00(c)
   2005           16.77            0.01            0.33          0.34           --            --          0.00(c)
   2004           13.69           (0.04)           3.12          3.08           --            --          0.00(c)
   2003            9.67           (0.13)           4.15          4.02           --            --          0.00(c)

CLASS C
   2007         $ 21.76        $   0.05          $ 3.72        $ 3.77      $ (0.03)      $ (0.03)       $ 0.00(c)
   2006           17.03            0.00(c)         4.77          4.77        (0.04)        (0.04)         0.00(c)
   2005           16.71            0.04            0.29          0.33        (0.01)        (0.01)         0.00(c)
   2004           13.68           (0.06)           3.14          3.08        (0.05)        (0.05)         0.00(c)
   2003            9.66           (0.16)           4.18          4.02           --            --          0.00(c)


                                      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                     -------------------------------------------------
               Net Asset             Net Assets       Net
   Period        Value,                End of     Investment                 Portfolio
   Ended         End of     Total      Period       Income      Operating    Turnover
December 31,     Period    Return+   (in 000's)     (Loss)     Expenses(b)     Rate
------------   ---------   -------   ----------   ----------   -----------   ---------
CLASS A
   2007         $ 26.32     18.4%      $ 2,728        0.89%       1.50%         11%
   2006           22.43     29.0         1,170        0.64        1.56           7
   2005           17.51      2.8           735        0.83        1.59           4
   2004           17.22     23.3           598        0.52        1.62          15
   2003           14.03     42.7           421       (0.38)       1.62          11

CLASS B
   2007         $ 25.67     17.4%      $   297        0.26%       2.25%         11%
   2006           21.90     28.0           291       (0.17)       2.31           7
   2005           17.11      2.0           425        0.09        2.33           4
   2004           16.77     22.5           855       (0.25)       2.37          15
   2003           13.69     41.6           817       (1.13)       2.37          11

CLASS C
   2007         $ 25.50     17.3%      $ 2,122        0.19%       2.25%         11%
   2006           21.76     28.0           351       (0.02)       2.31           7
   2005           17.03      2.0           195        0.26        2.34           4
   2004           16.71     22.5           249       (0.44)       2.37          15
   2003           13.68     41.6            94       (1.13)       2.37          11

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of dividends and does not reflect applicable sales charges.

(a) Per share amounts have been calculated using the average shares outstanding method.

(b) The Fund incurred interest expense during the fiscal years ended December 31, 2005, 2004, and 2003. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.59%, 1.61%, and 1.61%, (Class A), 2.33%, 2.36%, and 2.36% (Class B), and 2.34%,
      2.36%, and 2.36% (Class C), respectively. For the fiscal years ended December 31, 2007 and December 31, 2006, interest expense was minimal.

(c)   Amount represents less than $0.005 per share.



--------------------------------------------------------------------------------
36

--------------------------------------------------------------------------------

THE GAMCO GLOBAL GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:


                             INCOME FROM INVESTMENT OPERATIONS            DISTRIBUTIONS
                          --------------------------------------   ----------------------------
                                            Net
              Net Asset       Net      Realized and     Total
  Period        Value,    Investment    Unrealized       from          Net
   Ended      Beginning     Income        Gain on     Investment    Investment        Total        Redemption
December 31   of Period    (Loss)(a)    Investments   Operations      Income      Distributions     Fees(a)
-----------   ---------   ----------   ------------   ----------   ------------   -------------   ----------
  CLASS A
   2007       $   22.93   $    0.11      $   3.95      $  4.06      $   (0.11)     $   (0.11)      $ 0.00(c)
   2006           20.43        0.06          2.50         2.56          (0.06)         (0.06)        0.00(c)
   2005           18.01        0.01          2.45         2.46          (0.04)         (0.04)        0.00(c)
   2004           16.45       (0.05)         1.61         1.56             --             --         0.00(c)
   2003           11.63       (0.06)         4.87         4.81             --             --         0.01

  CLASS B
   2007       $   21.94   $   (0.09)     $   3.78      $  3.69             --             --       $ 0.00(c)
   2006           19.65       (0.10)         2.39         2.29             --             --         0.00(c)
   2005           17.41       (0.12)         2.36         2.24             --             --         0.00(c)
   2004           16.02       (0.17)         1.56         1.39             --             --         0.00(c)
   2003           11.42       (0.16)         4.75         4.59             --             --         0.01

  CLASS C
   2007       $   21.87   $   (0.03)     $   3.70      $  3.67             --             --       $ 0.00(c)
   2006           19.58       (0.09)         2.38         2.29             --             --         0.00(c)
   2005           17.35       (0.16)         2.39         2.23             --             --         0.00(c)
   2004           15.97       (0.19)         1.57         1.38             --             --         0.00(c)
   2003           11.38       (0.16)         4.74         4.58             --             --         0.01

                                            RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                       --------------------------------------------------------
              Net Asset                 Net Assets       Net
  Period        Value,                    End of      Investment                    Portfolio
   Ended        End of       Total        Period        Income       Operating      Turnover
December 31     Period      Return+     (in 000's)      (Loss)     Expenses (b)       Rate
-----------   ---------   ----------   ------------   ----------   ------------   -------------
  CLASS A
   2007       $   26.88      17.7%     $      2,224      0.43%        1.74%            42%
   2006           22.93      12.5             1,294      0.28         1.78             46
   2005           20.43      13.7             1,150      0.03         1.79(d)          33
   2004           18.01       9.5               493     (0.29)        1.82            100
   2003           16.45      41.4               426     (0.45)        1.71             63

  CLASS B
   2007       $   25.63      16.8%     $        270     (0.36)%       2.49%            42%
   2006           21.94      11.7               225     (0.49)        2.53             46
   2005           19.65      12.9               202     (0.67)        2.54(d)          33
   2004           17.41       8.7               183     (1.05)        2.57            100
   2003           16.02      40.3               211     (1.20)        2.46             63

  CLASS C
   2007       $   25.54      16.8%     $        428     (0.11)%       2.49%            42%
   2006           21.87      11.7               275     (0.42)        2.53             46
   2005           19.58      12.9               236     (0.90)        2.52(d)          33
   2004           17.35       8.6                52     (1.17)        2.57            100
   2003           15.97      40.3               207     (1.20)        2.46             63

----------
  + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.

(a)   Per  share  amounts  have  been   calculated   using  the  average  shares
      outstanding method.

(b) The Fund incurred interest expense during the years ended December 31, 2007 and 2004. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.73% and 1.81% (Class A), 2.48% and 2.56% (Class B), and 2.48% and 2.56% (Class C),
      respectively.

(c)   Amount represents less than $0.005 per share.

(d) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the year ended December 31, 2005 would have been 1.79%, 2.53%, and 2.52% for Class A, Class B, and Class C, respectively.



--------------------------------------------------------------------------------
                                                                              37

--------------------------------------------------------------------------------
THE GAMCO GLOBAL OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:


                             INCOME FROM INVESTMENT OPERATIONS                          DISTRIBUTIONS
                        --------------------------------------------     ------------------------------------------
                                              Net
               Net Asset      Net         Realized and      Total
   Period        Value,    Investment      Unrealized       from            Net
    Ended      Beginning     Income         Gain on       Investment     Investment    Return            Total          Redemption
 December 31   of Period   (Loss)(a)      Investments     Operations       Income    of Capital      Distributions        Fees (a)
------------   ---------   ----------    -------------   -----------     ----------  ----------      --------------     ----------
CLASS A
   2007           $18.17       $ 0.18        $2.31            $2.49       $(0.12)        $(0.00)(e)    $(0.12)           $ 0.00(e)
   2006            15.87        (0.08)        2.39             2.31        (0.01)            --         (0.01)             0.00(e)
   2005            13.81         0.01         2.09             2.10        (0.04)            --         (0.04)             0.00(e)
   2004            12.16         0.03         1.67             1.70        (0.05)            --         (0.05)             0.00(e)
   2003             8.86         0.00(e)      3.28             3.28        (0.01)            --         (0.01)             0.03

CLASS B
   2007           $17.61       $(0.08)       $2.33            $2.25           --             --            --            $ 0.00(e)
   2006            15.49        (0.19)        2.31             2.12           --             --            --              0.00(e)
   2005            13.56        (0.08)        2.01             1.93           --             --            --              0.00(e)
   2004            12.00        (0.07)        1.66             1.59       $(0.03)            --        $(0.03)             0.00(e)
   2003             8.80        (0.07)        3.24             3.17           --             --            --              0.03

CLASS C
   2007           $18.45       $ 0.03        $2.29            $2.32           --             --            --             $0.00(e)
   2006            16.22        (0.21)        2.44             2.23           --             --            --              0.00(e)
   2005            14.17        (0.10)        2.15             2.05           --             --            --              0.00(e)
   2004            12.39         0.07         1.71             1.78           --             --            --              0.00(e)
   2003             9.00        (0.07)        3.43             3.36           --             --            --              0.03

                                                      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                         --------------------------------------------------------------------
                                                           Net      Operating
                                                         Invest-     Expenses      Operating
   Period      Net Asset                   Net Assets     ment        Before      Expenses Net      Portfolio
    Ended     Value, End        Total    End of Period   Income     Reimburse-   of  Reimburse-      Turnover
 December 31   of Period       Return+     (in 000s)     (Loss)      ment (b)      ment (c)(d)         Rate
------------  ----------   ---------     -------------    -----     ---------    --------------     ---------
CLASS A
   2007           $20.54         13.7%         $   233     0.91%         2.03%      2.03%(f)            20%
   2006            18.17         14.5              220    (0.45)         2.02       2.02(f)             15
   2005            15.87         15.2              244     0.05          2.06       1.87(f)             26
   2004            13.81         14.0              106     0.26          2.00       1.50                35
   2003            12.16         37.4               67     0.04          1.83       1.52                13

CLASS B
   2007           $19.86         12.8%         $     6    (0.45)%        2.78%      2.78%(f)            20%
   2006            17.61         13.7               25    (1.14)         2.77       2.77(f)             15
   2005            15.49         14.2               48    (0.60)         2.79       2.58(f)             26
   2004            13.56         13.2               52    (0.53)         2.75       2.25                35
   2003            12.00         36.4               12    (0.71)         2.58       2.27                13

CLASS C
   2007           $20.77         12.6%         $     4     0.14%         2.78%      2.78%(f)            20%
   2006            18.45         13.8                4    (1.20)         2.77       2.77(f)             15
   2005            16.22         14.5                4    (0.66)         2.79       2.68(f)             26
   2004            14.17         14.4              0.1     0.58          2.75       2.25                35
   2003            12.39         37.7              0.1    (0.71)         2.58       2.27                13

----------
  + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.

(a)   Per share data is calculated using the average shares outstanding method.

(b) Under an expense deferral agreement with the Adviser, the Fund repaid the Adviser $15,233 during 2007 and $14,200 during 2006, representing previously reimbursed expenses from the Adviser. During the fiscal years ended December 31, 2007 and 2006, had such payment not been made, the expense ratio would have been 1.96% and 1.95% (Class A), 2.71% and 2.70% (Class B), and 2.71% and 2.70% (Class C), respectively.

(c) The Fund incurred interest expense during the fiscal years ended December 31, 2004 and 2003. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.50%, 2.25%, and 2.25% for Class A, Class B, and Class C, respectively for each year.

(d) The Fund incurred interest expense during the fiscal years ended December 31, 2007, 2006, and 2005. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.00%, and 1.86% (Class A), 2.75%, 2.75%, and 2.57% (Class B), and 2.75%,
      2.75% and 2.68% (Class C), respectively.

(e)   Amount represents less than $0.005 per share.

(f) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the fiscal year ended December 31, 2005 would have been 1.87%, 2.58%, and 2.68% for Class A, Class B, and Class C, respectively. For the fiscal years ended December 31, 2006 and 2007, the effect of the custodian fee credits was minimal.



--------------------------------------------------------------------------------
38

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:


                                       INCOME
                              FROM INVESTMENT OPERATIONS                        DISTRIBUTIONS
                         ------------------------------------  -----------------------------------------------
                                         Net
              Net Asset     Net      Realized and    Total                    Net
   Period      Value,    Investment   Unrealized      from        Net       Realized    Return
   Ended      Beginning    Income      Gain on     Investment  Investment    Gain on       of       Total
December 31,  of Period  (Loss)(a)   Investments   Operations    Income    Investments  Capital  Distributions
------------  ---------  ----------  ------------  ----------  ----------  -----------  -------  -------------
CLASS A
   2007         $5.49     $(0.04)       $ 0.16       $ 0.12     $ (0.19)     $ (0.51)    $(0.13)   $ (0.83)
   2006          6.23       0.08          0.44         0.52       (0.10)       (1.16)        --      (1.26)
   2005          6.26       0.04          0.41         0.45       (0.17)       (0.32)        --      (0.49)
   2004          6.77       0.09          0.60         0.69       (0.11)       (0.36)     (0.73)     (1.20)
   2003          6.66       0.07          1.24         1.31       (0.11)          --      (1.09)     (1.20)

CLASS B
   2007         $5.10     $(0.08)       $ 0.15       $ 0.07     $ (0.19)     $ (0.51)    $(0.13)   $ (0.83)
   2006          5.91       0.03          0.42         0.45       (0.10)       (1.16)        --      (1.26)
   2005          6.01      (0.01)         0.39         0.38       (0.17)       (0.32)        --      (0.49)
   2004          6.59       0.03          0.59         0.62       (0.10)       (0.34)     (0.76)     (1.20)
   2003          6.55       0.03          1.21         1.24       (0.07)          --      (1.13)     (1.20)

CLASS C
   2007         $5.19     $(0.09)       $ 0.16       $ 0.07     $ (0.19)     $ (0.51)    $(0.13)   $ (0.83)
   2006          5.99       0.04          0.42         0.46       (0.10)       (1.16)        --      (1.26)
   2005          6.09       0.00(c)       0.38         0.38       (0.17)       (0.32)        --      (0.49)
   2004          6.66       0.03          0.60         0.63       (0.10)       (0.34)     (0.76)     (1.20)
   2003          6.61       0.03          1.22         1.25       (0.07)          --      (1.13)     (1.20)
                                                                       RATIOS TO AVERAGE
                                                                  NET ASSETS/SUPPLEMENTAL DATA
                                              ------------------------------------------------------------------
                          Net Asset           Net Assets     Net        Operating       Operating
   Period                  Value,               End of    Investment     Expenses        Expenses      Portfolio
    Ended     Redemption   End of     Total     Period      Income        Before          Net of       Turnover
December 31,   Fees(a)     Period    Return+  (in 000's)    (Loss)    Reimbursement  Reimbursement(b)    Rate
------------  ----------  ---------  -------  ----------  ----------  -------------  ----------------  ---------
CLASS A
   2007        $0.00(c)     $4.78      2.1%     $  57       (0.69)%        2.45%        2.12%(d)         141%
   2006         0.00(c)      5.49      8.4         49        1.24          2.14         2.03(d)          130
   2005         0.01         6.23      8.2         93        0.68          2.06         2.04(d)           58
   2004         0.00(c)      6.26     11.6        598        1.41          2.06         2.01              60
   2003         0.00(c)      6.77     21.5         86        1.12          2.07         2.01              54
CLASS B
   2007        $0.00(c)     $4.34      1.3%     $  37       (1.49)%        3.21%        2.87%(d)         141%
   2006         0.00(c)      5.10      7.6         42        0.47          2.89         2.78(d)          130
   2005         0.01         5.91      7.3         73       (0.13)         2.84         2.78(d)           58
   2004         0.00(c)      6.01     10.8        133        0.45          2.81         2.76              60
   2003         0.00(c)      6.59     20.7         68        0.37          2.82         2.76              54
CLASS C
   2007        $0.00(c)     $4.43      1.2%     $  82       (1.65)%        3.19%        2.87%(d)         141%
   2006         0.00(c)      5.19      7.8        164        0.57          2.90         2.78(d)          130
   2005         0.01         5.99      7.2        145       (0.01)         2.91         2.78(d)           58
   2004         0.00(c)      6.09     10.9         95        0.44          2.81         2.76              60
   2003         0.00(c)      6.66     20.7         39        0.37          2.82         2.76              54

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect the applicable sales charges.

(a)   Per  share  amounts  have  been   calculated   using  the  average  shares
      outstanding method.

(b) The Fund incurred interest expense during the fiscal years ended December 31, 2007, 2006, 2005, 2004, and 2003. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.00%, 2.00%, 2.00%, and 2.00% (Class A) and 2.75%,
      2.75%,  2.75%, 2.75%, and 2.75% (Class B and Class C),  respectively.

(c)   Amount represents less than $0.005 per share.

(d) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the fiscal years ended December 31, 2006 and December 31, 2005 would have been 2.02% and 2.03% (Class A), 2.77% and 2.78% (Class B), and 2.77% and 2.78% (Class C),
      respectively. Custodian fee credits for the fiscal year ended December 31, 2007 were minimal.



--------------------------------------------------------------------------------
                                                                              39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?


The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. We are managed by Gabelli Funds LLC or Teton Advisors, Inc., (formerly Gabelli Advisers, Inc.) which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries which provide investment advisory or brokerage services for a variety of clients.


WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Securities and Exchange Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Funds and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                       THIS IS NOT PART OF THE PROSPECTUS.

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                         GAMCO GLOBAL SERIES FUNDS, INC.

                   THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
                          THE GAMCO GLOBAL GROWTH FUND
                        THE GAMCO GLOBAL OPPORTUNITY FUND
                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
                           CLASS A, B, C, AND I SHARES

================================================================================

FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Each Fund's semi-annual and audited annual reports to shareholders contain additional information on the Funds' investments. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

You can also review and/or copy the Funds' prospectuses, annual/semi-annual reports, and SAI at the Public Reference Room of the SEC. You can get text-only copies:

     o    Free from the Funds' website at www.gabelli.com.

     o For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by calling 202-551-8090.

     o    Free from the EDGAR Database on the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------
 You can get free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Funds by mail, toll free phone or the internet as follows:

                         GAMCO Global Series Funds, Inc.
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                www.gabelli.com
--------------------------------------------------------------------------------

(Investment Company Act File No. 811-07896)


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44

                         GAMCO GLOBAL SERIES FUNDS, INC.
                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
                          THE GAMCO GLOBAL GROWTH FUND
                        THE GAMCO GLOBAL OPPORTUNITY FUND
                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND

                       Statement of Additional Information


                                 April 29, 2008


This Statement of Additional Information (the "SAI"), which is not a prospectus, describes

o    The GAMCO Global  Telecommunications  Fund (the "Global  Telecommunications
     Fund")

o    The GAMCO Global Growth Fund (the "Global Growth Fund")

o    The GAMCO Global Opportunity Fund (the "Global Opportunity Fund")

o The GAMCO Global Convertible Securities Fund (the "Global Convertible Securities Fund")


(each a "Fund" and collectively the "Funds") which are series of the GAMCO Global Series Funds, Inc., a Maryland corporation (the "Corporation"). This SAI should be read in conjunction with the Funds' Prospectuses for Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class AAA Shares, each dated April 29, 2008. This SAI is incorporated by reference in its entirety into the Funds' Prospectuses. For a free copy of the Prospectuses, please contact the Funds at the address, telephone number, or Internet website printed below. Portions of the Fund's annual report to shareholders are incorporated by reference into this SAI.


                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com

                                TABLE OF CONTENTS

                                                                            PAGE



GENERAL INFORMATION............................................................2
INVESTMENT STRATEGIES AND RISKS................................................2
INVESTMENT RESTRICTIONS.......................................................11
PORTFOLIO HOLDINGS INFORMATION................................................11
DIRECTORS AND OFFICERS........................................................13
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS....................................20
INVESTMENT ADVISORY AND OTHER SERVICES .......................................20
DISTRIBUTION PLANS............................................................30
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................33
REDEMPTION OF SHARES..........................................................36
DETERMINATION OF NET ASSET VALUE..............................................37
DIVIDENDS, DISTRIBUTIONS, AND TAXES...........................................43
INVESTMENT PERFORMANCE INFORMATION............................................41
DESCRIPTION OF THE FUNDS' SHARES..............................................42
FINANCIAL STATEMENTS..........................................................42

                               GENERAL INFORMATION

The Corporation is an open-end management investment company and was organized as a Maryland Corporation on July 16, 1993. Each Fund of the Corporation is non-diversified, which means each Fund has the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified.

                         INVESTMENT STRATEGIES AND RISKS

The Funds' Prospectuses discuss the investment objectives of the Funds and the principal strategies to be employed to achieve those objectives. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, additional strategies that the Funds may utilize and certain risks associated with such investments and strategies.

EQUITY SECURITIES

Because each Fund in seeking to achieve its respective investment objective may invest in the common stocks of both domestic and foreign issuers, an investment in a Fund should be made with an understanding of the risks inherent in any investment in common stocks, including the risk that the financial condition of the issuers of each Fund's portfolio securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of a Fund's Shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer.

Moreover,  common  stocks do not  represent  an  obligation  of the  issuer  and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest, and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuer's change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. The value of the common stocks in each Fund's portfolio thus may be expected to fluctuate.

Preferred stocks are usually entitled to rights on liquidation, which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as they are senior to common stocks, such securities tend to have less possibility of capital appreciation.

Some of the securities in each of the Funds may be in the form of depository receipts. Depository receipts usually represent common stock or other equity securities of non-U.S. issuers deposited with a custodian in a depository. The underlying securities can be withdrawn at any time by surrendering the depository receipt. Depository receipts are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects, depository receipts for foreign securities have the same characteristics as the underlying securities. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

NONCONVERTIBLE FIXED INCOME SECURITIES

The category of fixed income securities which are not convertible or exchangeable for common stock includes preferred stocks, bonds, debentures, notes, asset and mortgage-backed securities, and money market instruments such as commercial paper and bankers acceptances. There is no minimum credit rating for these securities in which each of the Funds may invest.

Up to 25% of each Fund's assets may be invested in lower-quality debt securities although each Fund does not expect to invest more than 10% of its assets in such securities. The foregoing limitations do not apply to the Global Convertible Securities Fund, which may invest in lower quality securities without limit. The market values of lower-quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody's Investors Service, Inc. ("Moody's") and Standard & Poors Ratings Services ("S&P"), a division of The McGraw-Hill Companies, Inc., respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. Each of the Funds will rely on the judgment, analysis, and experience of the portfolio management team of Gabelli Funds, LLC (the "Adviser") in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management, and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower-quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other securities will adversely affect each Fund's net asset value per share ("NAV"). In addition, each Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers, and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high-yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code of 1986, as amended (the "Code"), a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and each Fund's ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for each Fund to obtain accurate market quotations for purposes of valuing their respective portfolios. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Board of Directors of the Corporation (the "Board") to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

CONVERTIBLE SECURITIES

Each of the Global Telecommunications Fund, the Global Growth Fund, and the Global Opportunity Fund may invest up to 25% of its assets in convertible securities rated, at the time of investment, less than BBB by S&P or Baa by Moody's or are unrated but of equivalent credit quality in the judgment of the Adviser. The Global Convertible Securities Fund may invest in such securities without limit. See "Lower Rated Securities."

Some of the convertible securities in each Fund's portfolio may be "Pay-In-Kind" securities. During a designated period from original issuance, the issuer of such a security may pay dividends or interest to the holder by issuing additional fully paid and non-assessable shares or units of the same or another specified security.

SOVEREIGN DEBT SECURITIES

Each Fund may invest in securities issued or guaranteed by any country and denominated in any currency. Each Fund (other than the Global Convertible Securities Fund) expects that it generally will invest in developed countries including Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom, and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but include additional risks. These additional risks include those resulting from devaluation of currencies, future adverse political and economic developments, and other foreign governmental laws. The Global Convertible Securities Fund may invest in securities issued by undeveloped or emerging market countries, such as those in Latin America, Eastern Europe, and much of Southeast Asia. These securities are generally not considered investment grade and have risks similar to those of other debt securities rated less than investment grade. Such securities are regarded as predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve risk exposure to adverse conditions. (See "Nonconvertible Fixed Income Securities.")

Each Fund may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Development Bank, the International Bank for Reconstruction and Development, the Export-Import Bank, and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each Fund will not invest more than 25% of its assets in the securities of such supranational entities.

SECURITIES SUBJECT TO REORGANIZATION

Each Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Fund's portfolio management team, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated.

Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the portfolio management team which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Funds thereby increasing its brokerage and other transaction expenses. The portfolio management team intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

LOWER RATED SECURITIES

Securities which are not investment grade are viewed by rating agencies as being predominantly speculative in character and are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading among other risks and may involve major risk exposure to adverse conditions or be in default. However, each Fund does not expect to invest more than 5% of its assets in securities which are in default at the time of investment and will invest in such securities only when the Adviser expects that the securities will appreciate in value. There is no minimum rating of securities in which each Fund may invest. Securities rated less than BBB by S&P or Baa by Moody's or comparable unrated securities are typically referred to as "junk bonds."

Lower rated securities are less sensitive to interest rate changes than other fixed income investments but are more sensitive to broad economic changes and individual corporate developments. The high yield securities market is relatively new and periods of economic change can be expected to result in increased market price volatility. As lower rated securities may be traded by a smaller number of broker-dealers, it may be more difficult for the Board to value these securities and the Board's judgment will play a greater role as less reliable, objective data is available.

OPTIONS

Each Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or for hedging the value of its portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. A Fund's transactions in options may be subject to specific segregation requirements. See "Hedging Transactions".

If a Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold, other than on an exchange, in private transactions also impose on each Fund the credit risk that the counterparty will fail to honor its obligations. A Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of such Fund's assets. To the extent that puts, straddles, and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission ("CFTC"), each Fund is limited to an investment not in excess of 5% of its total assets.

WARRANTS AND RIGHTS

Each Fund may invest up to 5% of its assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. Each Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in a Fund's portfolio.

WHEN ISSUED, DELAYED DELIVERY SECURITIES, AND FORWARD COMMITMENTS

Each Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of securities involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, (i.e., a when, as, and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Funds may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to a Fund prior to the settlement date. Each Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments. Whenever a Fund is required to establish a segregated account, notations on the books of the Company's custodian or fund accounting agent are sufficient to constitute a segregated account.

SHORT SALES

Each Fund may make short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. A Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment of any amount received by a Fund on such security, such Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, such Fund will incur a loss; conversely, if the price declines, such Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The market value of the securities sold short of any one issuer will not exceed either 5% of each Fund's total assets or 5% of such issuer's voting securities. A Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or such Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. A Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, such Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

RESTRICTED AND ILLIQUID SECURITIES

Each Fund may invest up to a total of 15% of its net assets in securities that are subject to legal or contractual restrictions on resale and securities the markets for which are illiquid. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission ("SEC") or otherwise determined to be liquid may be treated as liquid if they satisfy liquidity standards established by the Board. Unseasoned issuers are companies (including predecessors) that have operated less than three years. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect a Fund's liquidity.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by a Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which a Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Adviser ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit a Fund to keep all of its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, such Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by each Fund's custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. Each Fund will not enter into repurchase agreements of a duration of more than seven days if taken together with all other illiquid securities in the Fund's portfolio, more than 15% of its net assets would be so invested.

LOANS OF PORTFOLIO SECURITIES

To increase income, each Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collaterization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities, and (5) the loan will not cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund's assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

BORROWING

Each Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of the value of the assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of each Fund's assets after giving effect to the borrowing. Each Fund will not make additional investments when borrowings exceed 5% of assets. Each Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

HEDGING TRANSACTIONS

FUTURES CONTRACTS. Each Fund may enter into futures contracts only for certain bona fide hedging, yield enhancement and risk management purposes. Each Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. government securities.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the CFTC and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of the Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

CURRENCY TRANSACTIONS. Each Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. Each Fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund's portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

The Adviser may choose to use such instruments on behalf of each Fund depending upon market conditions prevailing and the perceived investment needs of each Fund. Futures contracts, interest rate swaps, and options on securities indices and futures contracts and certain currency contracts sold by each Fund are generally subject to segregation and coverage requirement with the result that, if the Funds do not hold the security or futures contract underlying the instrument, each Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid securities in an amount at least equal to each Fund's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease in value. The segregation requirement can result in each Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so. Whenever a Fund is required to establish a segregated account, notations on the books of the Company's custodian or fund accounting agent are sufficient to constitute a segregated account.

SWAPS

Each Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for various purposes, including to gain economic exposure to an asset or group of assets that may be difficult or impractical to acquire or for hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing a Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a "Reference Asset") without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by a Fund to reduce exposure to an owned asset without selling it.

Because the Funds would not own the Reference Assets, a Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for a Fund had the swap or other derivative not been utilized (in which case it would have been had a Fund not engaged in the transaction), nearly unlimited exposure to changes in the value of the Reference Assets, total loss to a Fund of the entire notional amount of the swap, the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the instrument utilized, which may make it difficult for a Fund to close out or unwind one or more transactions.

Total rate of return swaps and related derivatives are a relatively recent development in the financial markets. Consequently, there are certain legal, tax and market uncertainties that present risks in entering into such arrangements. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied. There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on a Fund that utilizes these instruments. Each Fund will monitor these risks and seek to utilize these instruments in a manner that does not lead to undue risk regarding the tax or other structural elements of a Fund. Each Fund will not invest in these types of instruments if the Reference Assets are commodities except for bona fide hedging or risk management purposes.

                             INVESTMENT RESTRICTIONS

Each Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of a majority of the Funds' outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of (1) 67% of the Funds' voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are represented in person or by proxy, or (2) more than 50% of the Funds' outstanding voting securities. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of a Fund will not be considered a deviation from policy. Under such restrictions, each Fund may not:

     (1) issue senior securities, except that each Fund may borrow money, including on margin if margin securities are owned and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets (including the amount of such enumerated senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) and except that each Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions, and similar investment strategies. Each Fund's obligations under reverse repurchase agreements and the foregoing investment strategies are not treated as senior securities;

     (2) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;

     (3) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares a Fund may be deemed to be an underwriter;

     (4) invest for the purpose of exercising control over management of any company;

     (5) purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than mortgage-backed securities, publicly traded real estate investment trusts, and similar instruments; or

     (6) purchase or sell commodities or commodity contracts except for certain bona fide hedging, yield enhancement and risk management purposes or invest in any oil, gas, or mineral interests.

                         PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Funds. The Funds and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Funds, which includes information relating to the Funds' portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Funds (collectively, "Portfolio Holdings Information"). In addition, the Funds and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Funds' website or filed as a part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, which has agreed to keep such data confidential under terms approved by the Adviser's legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Funds and its shareholders and, if a potential conflict between the Adviser's interests and the Funds' interests arises, to have such conflict resolved by the Chief Compliance Officer or those Directors who are not considered to be "interested persons", as defined in the 1940 Act (the "Independent Directors"). These policies further provide that no officer of the Funds or employee of the Adviser shall communicate with the media about the Funds without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser.

Under the foregoing policies, the Funds may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

     (1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Funds;

     (2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

     (3) To service providers of the Funds, as necessary for the performance of their services to the Funds and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Adviser. The Funds' current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

     (4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

     (5) To certain brokers, dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Funds and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until at least it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Funds and shall be reported to the Board at the next quarterly meeting; and

     (6) To consultants for purposes of performing analysis of the Funds, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.


As of the date of this SAI, the Funds make information about their portfolio securities available to their administrator, sub-administrator, custodian, and proxy voting service on a daily basis, with no time lag, to their typesetter on a quarterly basis with a ten day time lag, to their financial printers on a quarterly basis with a forty-five day time lag, and to their independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Funds' administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Funds' proxy voting service is Broadridge Financial Solutions, Inc. Bowne/GCom2 Solutions provides typesetting services for the

Funds, and the Funds selects from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Adviser.


Other than arrangements with the Funds' service providers and proxy voting service, the Funds has no ongoing arrangements to make available information about the Funds' portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Funds that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Funds, nor the Adviser, nor any of the Adviser's affiliates will accept on behalf of itself, its affiliates, or the Funds any compensation or other consideration in connection with the disclosure of portfolio holdings of the Funds. The Board will review such arrangements annually with the Funds' Chief Compliance Officer.

                             DIRECTORS AND OFFICERS

Under Maryland law, the Corporation's Board is responsible for establishing the Corporation's policies and for overseeing the management of the Corporation. The Board also elects the Corporation's officers who conduct the daily business of the Corporation. Information pertaining to the Directors and executive officers of the Corporation is set forth below:

                                               NUMBER OF
                                               FUNDS IN
                                                 FUND
                            TERM OF OFFICE     COMPLEX
    NAME, POSITION(S),      AND LENGTH OF     OVERSEEN BY           PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIPS
    ADDRESS 1  AND AGE      TIME SERVED 2      DIRECTOR             DURING PAST FIVE YEARS               HELD BY DIRECTOR 3
    ------------------     ----------------   -----------   -----------------------------------   ----------------------------------
INTERESTED DIRECTORS(4):

MARIO J. GABELLI               Since 1993         26        Chairman   and   Chief    Executive   Director    of    Morgan    Group
Director and                                                Officer  of GAMCO  Investors,  Inc.   Holdings, Inc. (holding company);
Chief Investment Officer                                    and  Chief  Investment   Officer  -   Chairman  of the  Board  of  LICT
Age: 65                                                     Value  Portfolios of Gabelli Funds,   Corp.       (multimedia       and
                                                            LLC  and  GAMCO  Asset   Management   communication services company);
                                                            Inc.;   Director/Trustee  or  Chief   Chairman of CIBL, Inc. (holding
                                                            Investment    Officer    of   other   company)
                                                            registered  investment companies in
                                                            the  Gabelli/GAMCO  Funds  complex;
                                                            chairman   and   Chief    Executive
                                                            Officer of GGCP, Inc.

JOHN D. GABELLI                Since 1993         10        Senior Vice  President of Gabelli &   Director of GAMCO Investors, Inc.
Director                                                    Company, Inc.
Age: 64

INDEPENDENT DIRECTORS:

E. VAL CERUTTI                 Since 2001          7        Chief Executive  Officer of Cerutti   Director  of The LGL Group,  Inc.
Director                                                    Consultants, Inc.                     (diversified manufacturing)
Age: 68

ANTHONY J. COLAVITA            Since 1993         35        Partner  in the law firm of Anthony                  --
Director                                                    J. Colavita, P.C.
Age: 72

ARTHUR V. FERRARA              Since 2001          7        Former  Chairman  of the  Board and                  --
Director                                                    Chief  Executive   Officer  of  The
Age: 77                                                     Guardian Life Insurance  Company of
                                                            America from (1993-1995)

WERNER J. ROEDER, MD           Since 1993          23       Medical    Director   of   Lawrence                  --
Director                                                    Hospital  and  practicing   private
Age: 67                                                     physician

ANTHONIE C. VAN EKRIS          Since 1993          19       Chairman  of BALMAC  International,                  --
Director                                                    Inc.   (commodities   and   futures
Age: 73                                                     trading)

SALVATORE J. ZIZZA             Since 2004          26       Chairman   of  Zizza  &  Co.   Ltd.   Director  of  Hollis-Eden
Director                                                    (consulting))                         Pharmaceuticals  (biotechnology);
Age: 62                                                                                           Director  of  Earl  Scheib,  Inc.
                                                                                                  (automotive services)

----------

1 Address: One Corporate Center, Rye NY 10580, unless otherwise noted.

2 Each Director will hold office for an indefinite term until the earliest of
(i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or
(ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Corporation's By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (I.E. public companies) or other investment companies registered under the 1940 Act.

4 "Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered to be an "interested person" because of his affiliation with Gabelli Funds, LLC, which acts as the Fund's investment adviser.

                           TERM OF OFFICE
NAME, POSITION(S),         AND LENGTH OF                                   PRINCIPAL OCCUPATION(S)
ADDRESS 1  AND AGE         TIME SERVED 2                                    DURING PAST FIVE YEARS
------------------         ---------------   ---------------------------------------------------------------------------------------
OFFICERS:

BRUCE N. ALPERT              Since 2003      Executive Vice President and Chief Operating  Officer of Gabelli Funds, LLC since 1988
President and Secretary                      and an officer of all of the  registered  investment  companies  in the  Gabelli/GAMCO
Age: 56                                      Funds complex. Director and President of Teton Advisors, Inc. since 1998.

AGNES MULLADY                Since 2006      Vice  President of Gabelli  Funds,  LLC since 2007;  Officer of all of the  registered
Treasurer                                    investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S.
Age: 49                                      Trust Company,  N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from
                                             2004 through 2005;  Chief Financial  Officer of AMIC  Distribution  Partners from 2002 through 2004; Controller of Reserve Management Corporation and Reserve Partners,  Inc.
                                             and Treasurer of Reserve Funds from 2000 through 2002.

PETER D. GOLDSTEIN           Since 2004      Director of Regulatory  Affairs at GAMCO Investors,  Inc. since 2004; Chief Compliance
Chief Compliance Officer                     Officer of all of the  registered  investment  companies  in the  Gabelli/GAMCO  Funds
Age:  55                                     complex. Vice President of Goldman Sachs Asset Management from 2000 through 2004.


--------------------------------------------------

1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2 Each Officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

STANDING BOARD COMMITTEES

The Board has established three standing committees in connection with its governance of the Corporation - Audit, Nominating and Proxy Voting.


The Corporation's Audit Committee consists of four members: Messrs. Colavita (Chairman), Ferrara, Roeder, and Zizza, who are Independent Directors of the Corporation. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on February 28, 2008. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm's responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Funds' financial statements and the audit thereof, and to act as a liaison between the Board and the Corporation's independent registered public accounting firm. During the fiscal year ended December 31, 2007, the Audit Committee met twice.

The Corporation's Nominating Committee consists of three members: Messrs. Colavita (Chairman), Roeder, and Zizza, who are Independent Directors of the Funds. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Corporation. The Nominating Committee did not meet during the fiscal year ended December 31, 2007. The Corporation does not have a standing compensation committee.

The Corporations' Proxy Voting Committee consists of three members: Messrs. Roeder (Chairman), Colavita and Ferrara, who are Independent Directors. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee will, in place of the Funds' Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Funds. The Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended December 31, 2007.

DIRECTOR OWNERSHIP OF FUND SHARES

Set forth in the table below is the dollar range of equity securities in each Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director as of December 31, 2007.

                                                               DOLLAR RANGE OF    AGGREGATE DOLLAR
                                                                   EQUITY         RANGE OF EQUITY
                                                               SECURITIES HELD   SECURITIES  HELD IN
   NAME OF DIRECTOR                    FUND                      IN EACH FUND*      FUND COMPLEX*
----------------------    ----------------------------------   ---------------   --------------------
INTERESTED DIRECTORS:

Mario J. Gabelli          Global Telecommunications Fund               E                 E
                          Global Growth Fund                           E
                          Global Opportunity Fund                      E
                          Global Convertible Securities Fund           B

John D. Gabelli           Global Telecommunications Fund               C                 E
                          Global Growth Fund                           B
                          Global Opportunity Fund                      C
                          Global Convertible Securities Fund           B

INDEPENDENT DIRECTORS:

E. Val Cerutti**          Global Telecommunications Fund               C                 E
                          Global Growth Fund                           A
                          Global Opportunity Fund                      A
                          Global Convertible Securities Fund           A

Anthony J. Colavita**     Global Telecommunications Fund               D                 E
                          Global Growth Fund                           E
                          Global Opportunity Fund                      C
                          Global Convertible Securities Fund           C
Arthur V. Ferrara         Global Telecommunications Fund               C                 E
                          Global Growth Fund                           C
                          Global Opportunity Fund                      A
                          Global Convertible Securities Fund           A
Werner J. Roeder, MD      Global Telecommunications Fund               A                 E
                          Global Growth Fund                           A
                          Global Opportunity Fund                      C
                          Global Convertible Securities Fund           A
Anthonie C. van Ekris**   Global Telecommunications Fund               D                 E
                          Global Growth Fund                           D
                          Global Opportunity Fund                      D
                          Global Convertible Securities Fund           B
Salvatore J. Zizza        Global Telecommunications Fund               A                 E
                          Global Growth Fund                           A
                          Global Opportunity Fund                      A
                          Global Convertible Securities Fund           A

*     KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2007

A.    None

B.    $1 - $10,000

C.    $10,001 - $50,000

D.    $50,001 - $100,000

E.    Over $100,000

** Mr. Colavita and Mr. Cerutti beneficially own less than 1% of the common stock of The LGL Group, Inc., having a value of $9,107 and $12,138, respectively, as of December 31, 2007. Mr. van Ekris beneficially owns less than 1% of the common stock of (i) The LGL Group, Inc. having a value of $10,880 as of December 31, 2007 and (ii) LICT Corp. having a value of $103,200 as of December 31, 2007. Mr. van Ekris beneficially owns 24 shares of CIBL Inc. having no value as of December 31, 2007. The LGL Group, Inc., LICT Corp., and CIBL Inc. may be deemed to be controlled by Mario J. Gabelli, an affiliated person and in that event would be deemed to be under common control with the Fund's Adviser.


DIRECTOR AND OFFICER COMPENSATION

If total net assets of the Corporation are in excess of $100,000,000, the Corporation pays each of its Directors who is not a director, officer, or employee of the Adviser or any of its affiliates $3,000 per annum plus $500 per meeting attended in person or by telephone. If total net assets of the Corporation are below $100,000,000, the Corporation pays each of its Independent Directors $1,500 per annum plus $250 per meeting attended in person or by telephone. Independent Directors are reimbursed for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Funds.


The following table sets forth certain information regarding the compensation of the Corporation's Directors. No executive officer or person affiliated with the Corporation received compensation in excess of $60,000 from the Corporation for the fiscal year ended December 31, 2007.

                               COMPENSATION TABLE
              Aggregate Compensation from Registrant (Fiscal Year)

                                            AGGREGATE
               NAME OF PERSON             COMPENSATION     TOTAL COMPENSATION FROM THE
                AND POSITION              FROM THE FUNDS     FUNDS AND FUND COMPLEX*
 --------------------------------------  ---------------   ----------------------------
 Mario J. Gabelli                             $    0                      $      0 (26)
 Director and Chief Investment Officer

 John D. Gabelli                              $    0                      $      0 (10)
 Director

 E. Val Cerutti                               $5,500                      $  28,000 (7)
 Director

 Anthony J. Colavita                          $6,500                      $225,000 (35)
 Director

 Arthur V. Ferrara                            $6,667                      $  35,250 (7)
 Director

 Werner J. Roeder, MD                         $6,500                      $103,250 (23)
 Director

 Anthonie C. van Ekris                        $5,000                      $100,247 (19)
 Director

 Salvatore J. Zizza                           $6,531                      $166,250 (26)
 Director

----------
* Represents the total compensation paid to such persons for the fiscal year ended December 31, 2007. The parenthetical number represents the number of investment companies (including the Funds) or portfolios thereof from which such person receives compensation and which are considered part of the same "fund complex" as the Funds because they have common or affiliated investment advisers.


CODE OF ETHICS

The Corporation, its Adviser, and Gabelli & Company, Inc. (the "Distributor") have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Corporation.

PROXY VOTING POLICIES

The Corporation, on behalf of the Funds, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, portfolio securities held by the Funds are to be voted in the best interests of the Funds.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services, Inc. ("ISS") and its Corporate Governance Service, other third-party services and the analysts of the Distributor will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser's Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of the Distributor, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the
Director of Proxy Voting Services or the Adviser's Legal Department has identified the matter as one that: (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer, and any recommendations by the Distributor's analysts. The Chief Investment Officer or the Distributor's analysts may be invited to present their viewpoints. If the Adviser's Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Funds' shareholders on the one hand, and those of the Fund's Adviser and/or principal underwriters on the other hand, the conflict will be brought to the Proxy Voting Committee to determine a resolution. The Proxy Voting Committee may determine to resolve any such conflict itself, may ask the Independent Directors of the Fund to vote the proxies, which would potentially include the Proxy Voting Committee, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will break the tie. The Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Corporation filed Form N-PX with each Fund's complete proxy voting record for the 12 months ended June 30, 2007. The Corporation's filing is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at www.sec.gov.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of April 9, 2008, the following persons were known to own of record or beneficially 5% or more of the Funds' outstanding shares:

NAME AND ADDRESS                                         % OF CLASS             NATURE OF OWNERSHIP
----------------                                         ----------             -------------------
GLOBAL TELECOMMUNICATIONS FUND:

Class AAA   National Financial Services Corp.               9.37%                      Record
            For the Exclusive Benefit of
            Our Customers
            200 Seaport Blvd/ Z2P
            Boston, MA 02110

            Charles Schwab & Co., Inc.                     26.00%*                     Record
            Special Custody Acct. FBO
            Exclusive Benefit of Customers
            200 Seaport Blvd/ Z2P
            Boston, MA 02110

Class A     MS & Co FBO                                     6.03%                      Record
            Certain Customers
            Mercer Island, WA 98040-4736

Class B     Charles Schwab & Co., Inc.                      5.25%                      Record
            Special Custody Acct.
            FBO Customers
            101 Montgomery St.
            San Francisco, CA 94104-4151

            Wells Fargo Investment LLC                      9.56%                      Record
            FBO Certain Customers
            North Star Building West
            625 Marquette Ave., FL 12
            Minneapolis, MN 55402-2308

            NFS LLC                                        24.03%                      Record
            FBO Certain Customers
            200 Seaport Blvd. Z2P
            Boston, MA 02110

            Wedbush Morgan Securities                      22.98%                      Record
            1000 Wilshire Blvd.
            Los Angeles, CA 90017-2457

            Ameritrade Inc. FBO                             7.33%                      Record
            7792607631
            PO Box 2226
            Omaha, NE 68103-2226

Class C     BISYS Retirement Services FBO                  99.75%*                     Record
            Gabelli Funds 401 (K) Profit Sharing
            700 17th St. Suite 300
            Denver, CO 80202-3531

GLOBAL GROWTH FUND:

Class AAA   National Financial Services Corp.              10.58%                      Record
            For the Exclusive Benefit of
            Our Customers
            200 Seaport Blvd. Z2P
            Boston, MA 02110

            Charles Schwab & Co., Inc.                     13.29%                      Record
            Special Custody Acct. FBO
            Attn: Mutual Funds

            101 Montgomery Street
            San Francisco, CA 94104-4151

Class A     Citigroup Global Markets, Inc.                  8.05%                      Record
            11155 Red Run Blvd.
            Owings Mills, MD 21117-3256

            Merill Lynch Pierce Fenner & Smith              9.69%                      Record
            For the Sole Benefit of its Customers
            4800 Deer Lake Dr. E
            Jacksonville, FL 32246-6484

            UBS Financial Services, Inc.                   7.94%                      Record
            FBO  Certain Customers
            Marietta, GA 30067-4336

            MS&CO FBO Certain Customers                     5.66%                      Record
            Coral Gables, FL 33134-3157

            NFS LLC FEBO Certain Customers                 17.85%                      Record
            Sanibel, FL 33957-2207

Class B     Citigroup Global Markets Inc.                  19.65%                      Record
            11155 Red Run Blvd.
            Owings Mills, MD 21117-3256

            State Street Bank and Trust Co.                 9.22%                      Record
            Cust. for Certain Customers
            Hartsdale, NY  10530-1531

            A.G. Edwards & Sons Inc.                       56.41%                      Record
            IRA for Certain Customers
            Hanover Park, IL 60133-6726

            NFS LLC FEBO Certain Customers                 10.45%                      Record
            Morristown, NJ 07960-7061

Class C     Citigroup Global Markets, Inc.                 27.26%*                     Record
            11155 Red Run Blvd.
            Owings Mills, MD 21117-3256

            Merill Lynch Pierce Fenner & Smith             13.58%                      Record
            For the Sole Benefit of its Customers
            4800 Deer Lake Dr. E
            Jacksonville, FL 32246-6484

            Kathleen F. Phillips TTEE                       6.40%                      Record
            3304 Shadyside Lane
            Chesapeake, VA 23321-4618

            First Clearing, LLC                             9.00%                      Record
            WBNA Collateral Account
            FBO Certain Customers
            209 E. 16th St
            New York, NY 10003-3702

            Stifel Nicolaus & Co., Inc.                    15.25%                      Record
            Certain Customers
            Saint Louis, MO 63102-2131

            NFS  LLC FEBO Certain Customers                11.77%                      Record
            200 Seaport Blvd Z2P
            Boston, MA
            02110

            LPL Financial Services                          5.29%                      Record
            9785 Towne Centre Dr.
            San Diego, CA 92121-1968

Class I     BISYS Retirement Services FBO                  99.76%*                     Record
            Gabelli Funds 401 (K) Profit Sharing
            700 17th St. Suite 300
            Denver, CO 80202-3531

GLOBAL OPPORTUNITY FUND:

Class AAA   GGCP, Inc.                                     13.48%                    Beneficial
            140 Greenwich Ave.
            Greenwich, CT 06830-6556

            Prudential Investment.                          6.39%                      Record
            Management Service

            3 Gateway Center, FL 11
            Newark, NJ 07102-4000

            Charles Schwab & Co., Inc.                     13.02%                      Record
            101 Montgomery Street
            San Francisco, CA 94104-4122

            Douglas J. Vandenberg                           7.86%                      Beneficial
            & Deborah A. Vandenberg JT WROS
            Commerce Township, MI  48382-1349

            DCG & T FBO Certain Customers                   6.60%                      Record
            Easton, PA 18042-6989

            Oppenheimer & Co., Inc., Custodian             19.91%                      Record
            FBO Certain Customers
            Napa, CA 94558-7202

            NFS LLC FEBO Certain Customers                 36.20%                      Record
            200 Seaport Blvd Z2P
            Boston, MA
            02110

Class B     State Street Bank & Trust Co.                   8.84%                      Record
            Cust. For Certain Customers
            Ferndale, WA 98248-9317

            Douglas J. Vandenberg &                        91.16%*                     Beneficial
            Deborah A. Vandenberg JT WROS
            Commerce TWP, MI 48382-1349

Class C     Frank Spinelli                                 87.61%*                     Beneficial
            Waterbury, CT 06708-451

            Gabelli Asset Management Inc.                  12.39%                      Beneficial
            Attn: Chief Financial Officer
            One Corporate Center
            Rye, NY 10580-1436

Class I     BISYS Retirement Services FBO                  99.69%*                     Record
            Gabelli Funds 401(K) Profit Sharing
            700 17th St. Suite 300
            Denver, CO 80202-3531

GLOBAL CONVERTIBLE SECURITIES FUND:

Class AAA   Prudential Investment Mgmt. Service             7.98%                      Record

            3 Gateway Center, FL 11
            Newark, NJ 07102-4000

            National Financial Serv. Corp.                 13.47%                      Record
            200 Liberty Street
            New York, NY 10281-1003

            Charles Schwab & Co., Inc.                     12.65%                      Record
            101 Montgomery Street
            San Francisco, CA 94104-4122

Class A     Rita G. Palmer                                  7.99%                    Beneficial
            State College, PA 16801-7041

            UBS Financial Services, Inc. FBO                6.34%                      Record
            Certain Customers
            Weehawken, NJ 07086-8154

            Pershing LLC
            P.O. Box 0252
            Jersey City, NJ 07303-2052                     83.40%                      Record

Class B     Mark B. Goering                                68.22%*                   Beneficial
            Enid, OK 73703-2209

            RBC Capital Markets Corp FBO                   31.43%                      Record
            Suite 850
            777 South Figueroa St.
            Los Angeles, CA USA
            90017

Class C     Raymond James & Assoc. Inc.                    99.83%*                     Record
            FBO Certain Customers
            880 Carillon Parkway
            St. Petersburg, FL
            33716-1102



Class I     BISYS Retirement Services FBO                  98.09%                      Record
            Gabelli Funds 401 (k) Profit Sharing
            700 17th St. Suite 300
            Denver, CO 80202-3531


*  Beneficial   ownership  is   disclaimed.   Beneficial   ownership  of  shares
representing 25% of more of the outstanding shares of the Fund may be deemed to represent control, as that term is defined in the 1940 Act.


As of April 9, 2008, as a group, the Directors and officers of the Corporation owned less than 1% of the outstanding shares (aggregating all classes) of the Global Telecommunications Fund and the Global Growth Fund and 13.68% of the Global Opportunity Fund and 1.70% of the Global Convertible Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


The  Adviser  is a  New  York  limited  liability  company  which  serves  as an investment  adviser  to  15  open-end  investment  companies  and  9  closed-end investment companies with aggregate assets in excess of $16.8 billion as of December 31, 2007. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest in GAMCO Investors, Inc. ("GBL"), the parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc. ("GAMCO"), acts as investment adviser for individuals, pension trusts, profit-sharing trusts, and endowments, and as sub-adviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately $13.3 billion as of December 31, 2007; Teton Advisors, Inc., a subsidiary of GBL, acts as investment adviser to the GAMCO Westwood Funds with assets under management of approximately $440 million as of December 31, 2007; Gabelli Securities, Inc., a majority owned subsidiary of GBL, acts as investment adviser to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $460 million as of December 31, 2007; and Gabelli Fixed Income LLC acts as investment adviser for separate accounts having assets under management of approximately $24 million as of December 31, 2007. Each of the foregoing companies is a subsidiary of GBL.


Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Funds. The securities in which the Funds might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Funds if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Funds in seeking to achieve their investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Funds. The Funds may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as an investment adviser to the Company pursuant to Investment Advisory Contracts (the "Contracts") which were initially approved by the Company's sole shareholders on February 28, 2000. Pursuant to the Contracts, the Adviser furnishes a continuous investment program for each Fund's portfolio, makes the day-to-day investment decisions for the Funds, arranges the portfolio transactions of the Funds and generally manages each Fund's investments in accordance with the stated policies of each Fund, subject to the general supervision of the Board.

Under the Contracts, the Adviser also: (i) provides the Funds with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Funds, including maintaining certain books and records and overseeing the activities of the Funds' Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Funds by others, including PFPC, Inc., the Funds' Sub-Administrator, Custodian, Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Funds; (iii) provides the Funds with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Funds' registration statement, Prospectuses and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Funds' tax returns, and reports to each Fund's shareholders and the SEC; (v) supervises, but does not pay for, the calculation of the NAV of each class of shares of each Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Funds' Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.



The cost of calculating each Fund's NAV is an expense payable by each Fund pursuant to the Contract. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, each Fund will reimburse the Adviser for such expense up to $45,000. During the fiscal year ended December 31, 2007, the Funds reimbursed the Adviser $45,000, $45,000, $0, and $0 for the Global Telecommunications Fund, the Global Growth Fund, the Global Convertible Securities Fund, and the Global Opportunity Fund, respectively, in connection with the cost of computing each Fund's NAV.



Each Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, Directors, and controlling persons are not liable to the Funds or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Funds. However, the Contracts provide that the Funds are not waiving any rights they may have with respect to any violation of law which cannot be waived. The Contracts also provide indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Funds. The Contracts in no way restrict the Adviser from acting as adviser to others. The Funds have agreed by the terms of the Contracts that the word "Gabelli" is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities, or products. Each Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take for the Adviser and each of these persons for any conduct for which they are not liable to the Funds.

By its terms, each Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Funds' Board or by a "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Directors cast in person at a meeting called specifically for the purpose of voting on the continuance of the Contracts. The Contracts are terminable without penalty by the Funds on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.


As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a fee, computed daily and payable monthly, at the annual rate of 1.00% of each Fund's average daily net assets, payable out of each Fund's net assets and allocable to each class on the basis of the assets attributable to such class. For the fiscal years ended December 31, 2005, December 31, 2006, and December 31, 2007, each Fund paid investment advisory fees to the Adviser amounting to:


           ADVISORY FEES EARNED AND ADVISORY FEES WAIVED AND EXPENSES
             REIMBURSED TO THE FUNDS FOR THE YEAR ENDED DECEMBER 31


                                   2005                                2006                                2007
-----------------------------------------------------------------------------------------------------------------------------------

                                        FEES WAIVED                            FEES WAIVED                         FEES WAIVED
                                            AND                                    AND                                  AND
                         EARNED     EXPENSES REIMBURSED     EARNED         EXPENSES REIMBURSED     EARNED       EXPENSES REIMBURSED
-----------------------------------------------------------------------------------------------------------------------------------
Global Telecomm-       $1,960,781         $     0         $1,920,590             $     0         $2,884,635          $     0
unications Fund

Global Growth Fund     $1,074,091         $     0         $1,067,264             $     0         $1,037,202          $     0

Global Opportunity     $ 207,305          $40,432         $  230,631             $     0         $ 233,229           $     0
Fund*

Global Convertible     $ 168,523          $11,992         $  161,989             $18,221         $ 105,724           $35,274
Securities Fund**

* During the period from January 1, 2005 through April 30, 2005, the Adviser contractually agreed to waive its management fee and/or reimburse expenses of the Global Opportunity Fund to the extent necessary to maintain total annual operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.50%, 1.50%, 2.25%, and 2.25% (2.00%, 2.00%, 2.75%, and 2.75% after April
      30, 2005) on an annualized basis for Class AAA, Class A, Class B, and Class C Shares, respectively.

** During 2005, 2006, and 2007, the Adviser voluntarily agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00%, 2.00%, 2.75%, and 2.75% on an annualized basis for Class AAA, Class A, Class B, and Class C Shares, respectively. This voluntary fee waiver may be revoked at any time at the discretion of the Adviser.

This expense waiver/reimbursement arrangement is expected to continue until at least December 31, 2008. In addition, during the two-year period following any waiver or reimbursement by the Adviser, the Global Opportunity Fund has agreed to repay such amount to the extent, that after giving effect to the repayment, such adjusted total annual operating expenses, for periods prior to May 1, 2005, would not exceed 1.50%, 1.50%, 2.25%, 2.25%, and 1.75% on an annualized basis for Class AAA, Class A, Class B, Class C, and Class I Shares, respectively (2.00%, 2.00%, 2.75%, 2.75%, and 1.75% on an annualized basis for Class AAA, Class A, Class B, Class C, and Class I Shares, respectively, for periods after May 1, 2006). The cumulative amount at December 31, 2007 which the Fund may have repaid the Adviser was $15,233. As of December 31, 2007, there were no additional fees to recoup.



PORTFOLIO MANAGER INFORMATION

OTHER ACCOUNTS MANAGED


The table below provides summary information regarding other accounts for which the portfolio managers were primarily responsible for the day-to-day management during the fiscal year ended December 31, 2007.

                                                             # OF ACCOUNTS
                                         TOTAL                MANAGED WITH   TOTAL ASSETS WITH
                                         # OF                 ADVISORY FEE      ADVISORY FEE
NAME OF PORTFOLIO        TYPE OF        ACCOUNTS    TOTAL       BASED ON          BASED ON
     MANAGER             ACCOUNTS        MANAGED    ASSETS    PERFORMANCE       PERFORMANCE
-----------------    ---------------    --------   -------   -------------   -----------------
Mario J. Gabelli     Registered            22      $ 15.6B         7             $  5.6B
                     Investment
                     Companies:
                     Other Pooled          12      $269.6M        11             $188.6M
                     Investment
                     Vehicles:
                     Other Accounts:     1991      $ 10.6B         6             $  1.6B

Caesar M.P. Bryan    Registered             3      $  3.1B         1             $  2.0B
                     Investment
                     Companies:
                     Other Pooled           2      $  6.3M         2             $  6.3M
                     Investment
                     Vehicles:
                     Other Accounts:        5      $ 57.0M         0             $    0

Sergey Dluzhevskiy   Registered             0      $    0          0             $    0
                     Investment
                     Companies:
                     Other Pooled           0      $    0          0             $    0
                     Investment
                     Vehicles:
                     Other Accounts:        0      $    0          0             $    0

Evan Miller          Registered             0      $    0          0             $    0
                     Investment
                     Companies:
                     Other Pooled           1      $  4.0M         1             $  4.0M
                     Investment
                     Vehicles:
                     Other Accounts:        0      $    0          0             $    0

Howard Ward          Registered             1      $    1B         0             $    0
                     Investment
                     Companies:
                     Other Pooled           0      $    0          0             $    0
                     Investment
                     Vehicles:
                     Other Accounts:       16      $134.2M         0             $    0

Anthony Fritz        Registered             0      $    0          0             $    0
                     Investment
                     Companies:
                     Other Pooled           1      $  1.1M         1             $  1.1M
                     Investment
                     Vehicles:
                     Other Accounts:        0      $    0          0             $    0

Kevin Dreyer         Registered             1      $   68M         0             $    0
                     Investment
                     Companies:
                     Other Pooled           0      $    0          0             $    0
                     Investment
                     Vehicles:
                     Other Accounts:        0      $    0          0             $    0

Josh Fenton          Registered             2      $703.1M         0             $    0
                     Investment
                     Companies:
                     Other Pooled           0      $    0          0             $    0
                     Investment
                     Vehicles:
                     Other Accounts:       11      $ 15.6M         0             $    0

Wayne C. Plewniak    Registered             0      $    0          0             $    0
                     Investment
                     Companies:
                     Other Pooled           1      $  5.2M         1             $  5.2M
                     Investment
                     Vehicles:
                     Other Accounts:        4      $ 29.1M         0             $    0

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when the portfolio managers also have day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage more than one account, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if they were to devote substantially more attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercise investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of their other accounts.

SELECTION OF BROKER/DEALERS. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Fund or the other account.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that they manage. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio managers in affording preferential treatment to those accounts that could most significantly benefit the portfolio managers. In the case of Mr. Bryan, Mr. Ward, Mr. Fenton, Ms. Stuebe, and Mr. Gabelli, the Adviser's compensation (and expenses) for managing a particular Fund are marginally greater as a percentage of assets than for certain other accounts managed by them, while their compensation structure is the same for all accounts managed by them.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OTHER THAN MARIO J. GABELLI

The compensation of these portfolio managers for the Global Series Funds are structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The portfolio managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation, and in the case of Messrs. Miller, Fenton, Fritz, Dreyer, Dluzhevskiy and Ms. Stuebe, discretionary bonuses. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the respective portfolio manager's compensation) allocable to the respective Fund. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity-based incentive compensation is based on an evaluation by the Adviser's parent, GAMCO Investors, Inc., of quantitative and qualitative performance evaluation criteria.

The compensation for managing other accounts is based on a percentage of net revenues received by the Adviser for managing the accounts. Compensation for managing accounts that have a performance-based fee will have two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the performance fee is paid to the portfolio manager(s).

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Global Telecommunications Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUNDS
--------------------------------

Set forth in the table below is the dollar range of equity securities in the Funds beneficially owned by each Fund's portfolio managers:


                                                                DOLLAR RANGE OF
                                                                     EQUITY
                                                                SECURITIES HELD
        TEAM MEMBER                    FUND                       IN EACH FUND*
        -----------                    ----                     ---------------

Mario J. Gabelli       Global Telecommunications Fund                  E
                       Global Growth Fund                              E
                       Global Opportunity Fund                         G
                       Global Convertible Securities Fund              C

Caesar Bryan           Global Growth Fund                              C
                       Global Opportunity Fund                         A

Kevin Dreyer           Global Opportunity Fund                         A

Sergey Dluzhevskiy     Global Telecommunications Fund                  A

Joshua Fenton          Global Convertible Securities Fund              B

Anthony Fritz          Global Opportunity Fund                         A

Evan Miller            Global Telecommunications Fund                  A

Wayne Plewniak         Global Convertible Securities Fund              A

Howard Ward            Global Growth Fund                              E

--------------------------------------------
*    KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2007

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   over $1,000,000


SUB-ADMINISTRATOR

The Adviser has entered into an agreement (the "Sub-Administration Agreement") with PFPC Inc. (the "Sub-Administrator"), which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator: (a) assists in supervising all aspects of the Corporation's operations except those performed by the Adviser under its advisory agreements with the Funds; (b) supplies the Corporation with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of each Fund's shares, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Corporation Board meetings, including the mailing of all Board materials and collates the same materials into the Board books, and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state "Blue Sky" authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Funds' investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Funds' investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Corporation in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - 0.0275%; $10 billion to $15 billion - 0.0125%; over $15 billion - 0.01%. The
Sub-Administrator's fee is paid by the Adviser and will result in no additional expense to the Funds.

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, serves as the Corporation's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP ("E&Y"), 2001 Market Street, Philadelphia, Pennsylvania 19103, independent registered public accounting firm, has been selected to audit the Funds' annual financial statements.

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust  Company  ("State  Street"),  225  Franklin  Street,
Boston, Massachusetts 02110, is the Custodian for the Funds' cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street located at The BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs the shareholder services on behalf of State Street and acts as the Funds' transfer agent and dividend disbursing agent. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Funds.

DISTRIBUTOR


To implement Funds' Rule 12b-1 Plans, each Fund has entered into an Amended and Restated Distribution Agreement with the Distributor, a New York corporation which is an indirect majority owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Funds for the continuous offering of its shares on a best efforts basis.

                                                    2005                        2006                        2007
--------------------------------------------------------------------------------------------------------------------------
                                                       RETAINED BY                 RETAINED BY                 RETAINED BY
                                         COMMISSIONS   DISTRIBUTOR   COMMISSIONS   DISTRIBUTOR   COMMISSIONS   DISTRIBUTOR
--------------------------------------------------------------------------------------------------------------------------
Global Telecommunications Fund             $ 13,827      $ 2,024      $ 16,954       $ 2,407      $ 70,022      $ 9,987
Global Growth Fund                         $ 15,194      $ 2,443      $  5,907       $   799      $ 33,044      $ 5,211
Global Opportunity Fund                    $  5,757      $   806      $  1,067       $   180      $  4,264      $   574
Global Convertible Securities Fund         $  3,690      $   457      $      0       $     0      $  1,290      $   227

Set forth in the table below is the amount of commissions and other compensation received by the Distributor during the fiscal year ended December 31, 2007.

                                              NET
                                         UNDERWRITING    COMPENSATION ON
                                         DISCOUNTS AND   REDEMPTIONS AND     BROKERAGE        OTHER
                                          COMMISSIONS      REPURCHASES      COMMISSIONS   COMPENSATION
------------------------------------------------------------------------------------------------------
Global Telecommunications Fund              $ 9,987        $  22,533         $  86,673         --
Global Growth Fund                          $ 5,211        $      94         $  16,121         --
Global Opportunity Fund                     $   574        $       1         $   1,872         --
Global Convertible Securities Fund          $   227        $     428         $   2,561         --

During the fiscal year ended December 31, 2007, the Funds did not acquire securities of their regular brokers or dealers.


                               DISTRIBUTION PLANS

Each Fund has adopted a separate distribution and service plan (each, a "Plan" and collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act on behalf of each Fund's Class AAA, Class A, Class B, and Class C Shares. Payments may be made by each Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising, compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which a Fund may finance without a distribution plan, a Fund may also make payments to finance such activity outside of the Plans and not be subject to their limitations. The Plans compensate the Distributor regardless of expense, and accordingly, a portion of the payments by each Fund may be used indirectly to finance distribution activities on behalf of other Gabelli/GAMCO funds, and a portion of the payments by such other funds may be used to finance distribution activities on behalf of each Fund. The Plans are intended to benefit the Funds, among other things, by increasing its assets and thereby reducing the Funds' expense ratio.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Corporation's Board, including a majority of the Independent Directors. No Plan may be amended to materially increase the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Directors in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Directors with periodic reports of amounts expended under each Plan and the purpose for which such expenditures were made.


Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Funds by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Directors shall be limited to the Independent Directors.

                                   Global
                                   Telecommunications   Global Growth   Global Opportunity   Global Convertible
                                   Fund                 Fund            Fund                 Securities Fund
----------------------------------------------------------------------------------------------------------------
Advertising and Promotion              $      200         $      100        $      100            $       0
Printing,  Postage and
Stationery                             $   19,500         $   11,800        $   11,000            $   3,900
Overhead Support Expenses              $    4,200         $    1,500        $    3,300            $     300
Advanced Commissions                   $      200         $        0        $        0            $       0
Salaries of Personnel
of Distributor                         $   98,000         $   44,300        $   82,400            $   6,700
Third Party Servicing Fees             $  347,400         $  109,900        $   25,400            $  15,100

Pursuant to the Plans, each Fund pays the Distributor 0.25% of its average daily net assets of Class AAA Shares and Class A Shares and 1.00% of its average daily net assets of Class B Shares and Class C Shares. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority ("FINRA"). Pursuant to the Amended and Restated Distribution Agreements, each Fund appoints the Distributor as its general distributor and exclusive agent for the sale of a Fund's shares. Each Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that continuance of such agreement shall be approved at least annually by the Corporation's Board, including a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party thereto upon 60 days' written notice.

For the fiscal year ended December 31, 2007, the Global Telecommunications Fund, the Global Growth Fund, the Global Opportunity Fund and the Global Convertible Securities Fund incurred distribution costs of $739,630, $263,372, $58,411, and $27,616 respectively, to the Distributor. The Plan compensates the Distributor regardless of its expense.

                         DISTRIBUTION COSTS AND EXPENSES
                  Incurred for the Year Ended December 31, 2007

                                      Class AAA   Class A    Class B    Class C
--------------------------------------------------------------------------------
  Global Telecommunications Fund      $ 708,471   $  6,530   $  2,981   $ 21,648
  Global Growth Fund                  $ 253,706   $  4,237   $  2,482   $  2,947
  Global Opportunity Fund             $  57,723   $    550   $    104   $     34
  Global Convertible Securities Fund  $  25,860   $    176   $    403   $  1,177


The amounts included in a previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board, each Fund also makes payments to the providers of these programs, out of its assets other than Rule 12b-1 payments, in amounts not greater than savings of expenses each Fund would incur in maintaining shareholder accounts for those who invest in the respective Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program's charges out of their financial resources other than Rule 12b-1 fees.

The following table provides the dates of each Fund's class of shares were first offered to the public:


                                      Class AAA   Class A     Class B     Class C      Class I
------------------------------------------------------------------------------------------------
Global Telecommunications Fund        11/1/1993   3/12/2000   3/13/2000     6/2/2000   1/11/2008
Global Growth Fund                     2/7/1994    3/2/2000    5/5/2000    3/12/2000   1/11/2008
Global Opportunity Fund               5/11/1998   3/12/2000   8/16/2000   11/23/2001   1/11/2008
Global Convertible Securities Fund     2/3/1994    5/2/2001   3/28/2001   11/26/2001   1/11/2008

Shares of each Fund may also be purchased through shareholder agents that are not affiliated with the Funds or the Distributor. There is no sales or service charge imposed by the Funds other than as described in the Prospectus for Class A, Class B, Class C, and Class I Shares under the "Classes of Shares" section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by each Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of each Fund's shares in that account. It is the responsibility of the shareholder's agent to establish procedures which would assure that upon receipt of an order to purchase shares of each Fund the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.


No Independent Director of the Company had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among any of these Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts.

Under the Contracts, the Adviser is authorized on behalf of each Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to the Distributor, a broker-dealer member of the National Association of Securities Dealers, Inc. ("NASD") and an affiliate of the Adviser; and (2) pay commissions to brokers other than the Distributor which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Funds and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Funds or other investment funds managed by the Adviser and its affiliates by brokers, including the Distributor, as a factor in its selection of brokers or dealers for each Fund's portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through the principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of those securities may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. Each Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of each Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement each Fund's policies, the Adviser effects transactions with those brokers or dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Funds or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Funds may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of potential and existing investments.

Research services furnished by brokers or dealers through which the Funds effect securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Funds nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided and, based on such determinations, has allocated brokerage commissions of $4,674 for Global Telecommunications Fund, $28,673 for Global Growth Fund, $9,149 for Global Opportunity Fund and $1,205 for Global Convertible Securities Fund, respectively, on portfolio transactions in the principal amount of $2,875,479 for Global Telecommunications Fund, $18,893,738 for Global Growth Fund, $4,518,077 for Global Opportunity Fund and $381,318 for Global Convertible Securities Fund, respectively, during the fiscal year ended December 31, 2007. The average commissions on these transactions were $.04, $.06, $.02, and $.07 per share for Global Telecommunications Fund, Global Growth Fund, Global Opportunity Fund and Global Convertible Securities Fund, respectively. In determining the broker or dealer to be used to execute a particular portfolio transaction, the Funds do not take into account whether such broker or dealer sells shares of the Funds or other Gabelli funds or the amount of such sales.


Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on
particular   companies  and   industries  as  well  as  market,   economic,   or
institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with the Distributor, when it appears that, as an introducing broker or otherwise, the Distributor can obtain a price, execution, and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted policies which provide that the commissions paid to the Distributor on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those the Distributor charges its most favored customers on similar transactions. Rule 17e-1 and the policies contain requirements that the Board, including the Independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedules at least quarterly for continuing compliance with the foregoing standard. The Adviser and the Distributor are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), the Distributor controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround ("DOT") System of the NYSE. Such transactions are then cleared, confirmed to each Fund for the account of the Distributor, and settled directly with the Custodian of the Funds by a clearing house member firm which remits the commission less its clearing charges to the Distributor. The Distributor may also effect each Fund's portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, the Distributor may directly execute transactions for the Funds on the floor of any exchange, provided: (i) the Funds' Board has expressly authorized the Distributor to effect such transactions; and (ii) the Distributor annually advises the Funds of the aggregate compensation it earned on such transactions.

The following table sets forth certain information regarding each Fund's payment of brokerage commissions for the fiscal years ended December 31 as indicated:


                                                     FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                                     DECEMBER 31, 2005   DECEMBER 31, 2006   DECEMBER 31, 2007
                                                     -----------------   -----------------   -----------------
GLOBAL TELECOMMUNICATIONS FUND

Total brokerage commissions paid by the Fund            $  48,929            $  42,860           $ 157,504

Total brokerage commissions paid by the Fund to         $  38,223            $  30,321           $  86,673
the Distributor

% of total brokerage commissions paid to the                 78.1%                70.7%               55.0%
Distributor

% of principal amount of transactions                        81.4%                61.3%               56.7%
involving commissions effected through the
Distributor

GLOBAL GROWTH FUND

Total brokerage commissions paid by                     $ 145,894            $ 124,178           $ 105,888
the Fund

Total brokerage commissions paid by                     $   1,350            $  18,576           $  16,121
the Fund to the Distributor

% of total brokerage commissions paid to the                  0.9%                15.0%               15.2%
Distributor

% of principal amount of transactions                         1.5%                25.0%               24.4%
involving commissions effected through the
Distributor

GLOBAL OPPORTUNITY FUND

Total brokerage commissions paid by the Fund            $  25,641            $  16,119           $  22,465

Total brokerage commissions paid by the Fund to         $     150            $     180           $   1,872
the Distributor

% of total brokerage commissions paid to the                  0.6%                 1.1%                8.3%
Distributor

% of principal amount of transactions                         0.5%                 1.9%               15.9%
involving commissions effected through the
Distributor

GLOBAL CONVERTIBLE SECURITIES FUND

Total brokerage commissions paid by the Fund            $  22,730            $  16,673           $   9,056

Total brokerage commissions paid by the Fund to         $     125            $   1,008           $   2,561
the Distributor

% of total brokerage commissions paid to the                  0.5%                 6.0%               28.3%
Distributor

% of principal amount of transactions                         2.0%                15.1%               45.9%
involving commissions effected through the
Distributor

The Global Telecommunications Fund's total commissions varied over the past three years primarily due to changes in the Fund's net assets and portfolio turnover. The Global Growth Fund's total commissions varied over the past three years primarily due to changes in the Fund's net assets and portfolio turnover. The Global Opportunity Fund's total commissions changed over the past three years primarily due to decreases in the Fund's portfolio turnover. The Global Convertible Securities Fund's total commissions fell over the past three years primarily due to decreases in the Fund's net assets.

The difference in the percentage of the Distributor's commissions to the total commissions versus the percentage of the principal amount of commissionable trades done through the Distributor can be attributable to the lower commissions per share paid on NASDAQ securities executed on Electronic Trading Networks and foreign securities transactions versus the commission rates on exchange traded securities. Such rates per share are often determined without regard to the principal amount of the transaction which led to the difference noted.

                              REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board of the Funds and taken at their value used in determining each Fund's NAV as described under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of a Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. A Fund will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for shares of any Fund (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the NAV of that Fund's shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and that Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. If that

Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make that Fund whole.

The Funds impose a redemption fee of 2.00% of the total redemption amount if you sell or exchange any of your shares within seven (7) days or less after the date of a purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Funds' Prospectuses. The fee is not a sales charge (load) and is paid directly to the respective Fund and not the Adviser or Distributor.

                        DETERMINATION OF NET ASSET VALUE

NAV is calculated separately for each class of each Fund. The NAV of Class B and Class C Shares of each Fund, as applicable, will generally be lower than the NAV of Class A, Class I, or Class AAA Shares, as applicable, as a result of the higher service and distribution-related fees to which Class B and Class C Shares are subject. It is expected, however, that the NAV of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining each of the Fund's NAV, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the official closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company, comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value of American Depositary Receipts, securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Funds may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Corporation's Board. Additional information on fair valuation is provided in the Funds' Prospectuses under "Pricing of Fund Shares."

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Funds determine their NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on any of the Funds' NAV, that Fund or Funds' may fair value such portfolio securities based on available market information as of the time each Fund determines its NAV.

NYSE CLOSINGS. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

GENERAL

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. If so qualified, each Fund will not be subject to Federal income tax on its net investment income and net short-term capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders.

Each Fund will determine either to distribute or to retain for reinvestment all or part of any net long-term capital gains. If any such gains are retained by any Fund, that Fund will be subject to tax on such retained amount. In that event, each Fund expects that it will designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gains, its share of the undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by that Fund against its Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of that Fund by an amount equal to the amount of undistributed capital gains included in such shareholder's gross income net of such tax.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by a Fund in October, November, or December of that year, payable to shareholders of record on a date during such month and paid by that Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, each Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the one year period generally ending on October 31 of the calendar year, (unless an election is made by a fund with a November or December year-end to use the Fund's fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed. To avoid application of the excise tax, the Funds intend to make distributions in accordance with calendar year distribution requirements.


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


On December 31, 2007, the Global Telecommunications Fund's unused capital loss carryforwards were approximately $24,201,456. For Federal income tax purposes, this amount is available to be applied against future capital gains of the Global Telecommunications Fund that are realized prior to the expiration of the applicable carryforward. $8,976,662 of the loss carryforward is available through 2010; $11,910,139 is available through 2011; and $3,314,655 is available through 2012. For the year ended December 31, 2007, the Fund utilized net Federal capital loss carryforwards of $14,365,946.

On December 31, 2007, the Global Growth Fund's unused capital loss carryforwards were approximately $45,500,209. For Federal income tax purposes, this amount is available to be applied against future capital gains of the Global Growth Fund that are realized prior to the expiration of the applicable carryforward. $4,251,022 of the loss carryforward is available through 2009; $39,969,419 is available through 2010; and $1,279,768 is available through 2011. For the year ended December 31, 2007, the Fund utilized net Federal capital loss carryforwards of $8,718,744.

On December 31, 2007, the Global Opportunity Fund's unused capital loss carryforwards were approximately $3,294,031. For Federal income tax purposes, this amount is available to be applied against future capital gains of the Global Opportunity Fund that are realized prior to the expiration of the applicable carryforward. $316,789 of the loss carryforward is available through 2010; $1,776,091 is available through 2011; and $1,201,151 is available through 2012. For the year ended December 31, 2007 the Fund utilized net Federal capital loss carryforwards of $2,707,412.


Gains or losses on the sales of securities by each Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

Certain options, futures contracts and options on futures contracts are "section 1256 contracts". Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by each Fund at the end of each taxable year are "mark-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Hedging transactions undertaken by each Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, each Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The diversification requirements applicable to each Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts and options on futures contracts.

DISTRIBUTIONS

Distributions of investment company taxable income (which includes taxable interest income and dividend income other than qualified dividends and the excess of net short-term capital gains over long-term capital losses) are taxable to a U.S. shareholder as ordinary income. Qualified dividends from certain U.S. and non-U.S. corporations are taxable to U.S. shareholders who are individuals at a reduced rate of 15% (5% for shareholders in lower tax brackets). This reduced rate is currently scheduled to apply to qualified dividends received prior to January 1, 2011 and thereafter revert to ordinary income rates. Dividends paid by a Fund will qualify for the 70% deduction for dividends received by corporations to the extent the Fund's income consists of qualified dividends received from U.S. corporations. Distributions of net capital gain (which consist of the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gain, whether paid in cash or in shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the NAV of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.

SALES OF SHARES

Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be long-term, if the shareholder's holding period for the shares is more than twelve months. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

If a shareholder (i) incurs a sales load charge in acquiring shares in a Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a "reinvestment right"), and (ii) disposes of the Fund shares before the 91st day after the date on which the shares were acquired and subsequently acquires shares in the Fund or in another regulated investment company whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder's gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge). To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

BACKUP WITHHOLDING

The Corporation generally will be required to withhold U.S. Federal income tax at a rate of 28% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or Social Security number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

FOREIGN WITHHOLDING TAXES

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Funds' assets to be invested in various countries is not known. A Fund having more than 50% of its total assets invested in securities of foreign governments or corporations can pass through to shareholders the amount of foreign taxes it pays.

                       INVESTMENT PERFORMANCE INFORMATION

From time to time, the Funds may quote their performance in advertisements or in reports and other communications to shareholders, computed according to formulas prescribed by the SEC.

Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Funds' performance for any specified period in the future. In addition, when considering "average" total return figures for periods longer than one year, it is important to note that the Funds' annual total returns for any one year in the period might have been greater or less than the average for the entire period. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in any of these Funds with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing each Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

In reports or other communications to shareholders or in advertising material, the Funds may compare their performance with that of other mutual funds as listed in the rankings prepared by Lipper, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical results and are not intended to indicate future performance. Shareholders may make inquiries regarding each Fund's total return figures to the Distributor.

In its reports, investor communications, or advertisements, each Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality, and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of the portfolio manager of the Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting the Fund and its investments; and (ix) other information of interest to investors.


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

                        DESCRIPTION OF THE FUNDS' SHARES

The Corporation was organized as a Maryland corporation on July 16, 1993. Its authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Corporation is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for the consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Funds' shares, to replace its Directors. The Corporation's Board is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional portfolio.

There are no conversion or preemptive rights in connection with any shares of the Funds. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at NAV, at the option of the shareholder.

The Corporation reserves the right to create and issue an unlimited number of series of shares and multiple classes within each series. The shares of each series would participate solely in the assets, earnings, and expenses attributable to that series and the shares of each class would participate equally in the dividends, in respect of the particular class. The shares of each series would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Directors, principal underwriters and auditors and on any proposed material amendment to the Corporation's Certificate of Incorporation.

Upon liquidation of the Corporation or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders, less any expenses attributable to the class of such shares.

The Corporation sends semi-annual and audited annual reports to all shareholders which include lists of portfolio securities and each Fund's financial statements, which shall be audited annually. Unless a shareholder otherwise specifically requests in writing, a Fund may send a single copy of prospectuses and reports to shareholders to all accounts at the same address. The shares of each Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board. Unless specifically requested by an investor who is a shareholder of record, each of the Funds do not issue certificates evidencing shares.

INFORMATION FOR SHAREHOLDERS

All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580-1422. For assistance, call 800-GABELLI (800-422-3554) or through the Internet at WWW.GABELLI.COM.

                              FINANCIAL STATEMENTS


Each Fund's Financial Statements for the fiscal year ended December 31, 2007, including the Report of E&Y, are incorporated herein by reference to each Fund's Annual Report. Each Fund's Annual Report is available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at WWW.GABELLI.COM. E&Y provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.



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